UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: (811- 02796)

Exact name of registrant as specified in charter:	Putnam High Yield Trust

Address of principal executive offices: One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Beth S. Mazor, Vice President
One Post Office Square
Boston, Massachusetts 02109

Copy to:	John W. Gerstmayr, Esq.
Ropes & Gray LLP
One International Place
Boston, Massachusetts 02110

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end: August 31, 2010

Date of reporting period: September 1, 2009 — February 28, 2010

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

FUND SYMBOL
(CLASS A SHARES)

PHIGX

Putnam High Yield Trust

Semiannual report 2|28|10

A world of investing.™

Putnam INVESTMENTS

INCOME FUNDS invest in bonds and other securities with the goal of providing a steady stream of income over time.

A BALANCED APPROACH

Since 1937, when George Putnam created a diverse mix of stocks and bonds in a single, professionally managed portfolio, Putnam has championed the balanced approach.

A WORLD OF INVESTING

Today, we offer investors a world of equity, fixed-income, multi-asset, and absolute-return portfolios to suit a range of financial goals.

A COMMITMENT TO EXCELLENCE

Our portfolio managers seek superior results over time, backed by original, fundamental research on a global scale. We believe in the value of experienced financial advice, in providing exemplary service, and in putting clients first in all we do.

Putnam
High Yield
Trust

Semiannual report
2 | 28 | 10

Message from the Trustees	2

About the fund	4

Performance snapshot	6

Interview with your fund’s portfolio manager	7

Your fund’s performance	11

Your fund’s expenses	13

Terms and definitions	15

Trustee approval of management contract	16

Other information for shareholders	26

Financial statements	27

Shareholder meeting results	67

Message from the Trustees

Dear Fellow Shareholder:

What a difference a year makes. The rebound that followed the market lows in early March 2009 turned out to be one of the strongest in generations. After a slow start, the markets have continued to rise during the first few months of 2010.

It is unlikely that this year will be a repeat performance of 2009. Still, based on an encouraging earnings outlook and evidence of an improving but fragile global economic recovery, today’s markets offer opportunities for active money management, which is Putnam’s core strength.

If there is any lesson to be learned from the extraordinary volatility of the past two years, it is the importance of positioning one’s portfolio to limit downside risk. It is our belief that the best way to achieve this is by diversifying across all asset classes and investment strategies, and by adhering to your plan in every type of market environment.

Diversification and downside protection are worthwhile endeavors — and not just from a psychological standpoint. A portfolio diversified across all asset classes has been shown in the past to conserve wealth better during downturns and to benefit in a rising market environment.

Lastly, we would like to thank all shareholders who took the time to vote by proxy on a number of issues, including shareholder-friendly management fee changes, which went into effect earlier this year. We would also like to welcome new shareholders to the fund and thank all of our investors for your continued confidence in Putnam.

About the fund

A disciplined approach to seeking high current income and capital growth

Unlike most types of fixed-income investments, high-yield bonds are more influenced by the performance of issuing companies than by interest rates. For this reason, distinguishing between opportunities and pitfalls in the high-yield bond market requires a rigorous selection process. With Putnam High Yield Trust, this process is highlighted by exhaustive research, investment diversification, and timely portfolio adjustments.

Because of the risks of high-yield bond investing, in-depth credit research is essential. The fund’s research team — more than 20 professionals, including analysts who specialize in different industry sectors — visits with the management of issuing companies and analyzes each company’s profitability and capital structure. The team then considers this information in the context of the bond’s total return profile before deciding whether it is an appropriate investment for the fund.

The fund’s portfolio typically consists of bonds issued by a broad range of companies. Holdings are diversified across industry sectors and among bonds with different credit ratings. While the fund invests primarily in the bonds of U.S. companies, its diversified approach allows it to include foreign bonds as well. Among these securities, investments in emerging-market bonds can enhance the fund’s appreciation potential. The fund also invests in convertible securities as well as bank loans. Although diversification does not ensure a profit or protect against a loss and it is possible to lose money in a diversified portfolio, the fund’s diversification can help reduce the volatility that typically comes with higher-risk investments.

As the bond markets shift over time, the fund’s portfolio managers look for ways to capitalize on developments that affect fixed-income securities in general and high-yield bonds in particular. For example, if credit spreads widen and prices of lower-rated securities decline, the managers may look to take advantage of the improved valuation of higher-risk securities. Conversely, if the portfolio managers believe that credit risk is likely to pick up or volatility is likely to increase, they may look to reduce risk in the portfolio.

Consider these risks before investing: Lower-rated bonds may offer higher yields in return for more risk. Mutual funds that invest in bonds are subject to certain risks, including interest-rate risk, credit risk, and inflation risk. As interest rates rise, the prices of bonds fall. Long-term bonds are more exposed to interest-rate risk than short-term bonds. Unlike bonds, bond funds have ongoing fees and expenses. The use of derivatives involves special risks and may result in losses.

What makes a bond “high yield”?

High-yield bonds are fixed-income investments typically issued by companies that lack an established earnings track record or a solid credit history. In general, high-yield bonds offer higher interest rates than investment-grade bonds to compensate for their increased risk. Because of this added risk, these bonds are typically rated below investment grade by an independent rating agency (for example, the lowest Moody’s Investors Service rating of investment-grade bonds is Baa). The lower the rating, the greater the possibility that a bond’s issuer will be unable to make interest payments or repay the principal.

High-yield bonds can offer greater income potential than
other types of bonds.

Over time, the fund has delivered income for
investors. It invests in high-yield bonds, which
generally offer higher income than do other
types of bonds in exchange for greater credit
risk. See pages 11–13 for complete perfor-
mance information. Past performance is not
indicative of future results.

* Through 2/28/10.
Chart based on net asset value (NAV).

4	5

Performance
snapshot

Annualized total return (%) comparison as of 2/28/10

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 4.00%; had they, returns would have been lower. See pages 7 and 11–13 for additional performance information. For a portion of the periods, this fund may have limited expenses, without which returns would have been lower. A 1% short-term trading fee may apply. To obtain the most recent month-end performance, visit putnam.com.

* Returns for the six-month period are not annualized, but cumulative.

† The fund’s benchmark, the JPMorgan Developed High Yield Index, was introduced on 12/31/94, which post-dates the inception date of the fund’s class A shares.

Interview with your
fund’s portfolio manager

Paul Scanlon

Paul, how did Putnam High Yield Trust
perform for the period?

For the six months ended February 28, 2010, the fund’s class A shares returned 12.99%, lagging its primary benchmark, the JPMorgan Developed High Yield Index, which returned 14.51%, but topping the average for its Lipper peer group, High Current Yield Funds, which posted a 12.27% return.

What has the backdrop been like for the
high-yield market over the past six months?

High-yield bonds enjoyed a very positive environment during the period. The six-month time frame includes the last four months of 2009, which was the best year for the high-yield market on record. The market bounced back from the severely oversold levels it had suffered in the aftermath of financial market dislocations in 2008 and early 2009. Investors flocked back to the asset class, heartened by the stabilizing economy and improving corporate business fundamentals.

Another major positive factor behind the strong performance was a raft of new issuance. After evaporating during the financial meltdown of 2008, new-issue supply resumed in the second quarter of 2009 and continued through the end of the period. In 2009, more than $180 billion of high-yield debt was brought to market, about three quarters of which was used by high-yield companies to refinance debt. The firms issued the new bonds at lower prevailing rates, to enhance liquidity and extend their maturities.

This comparison shows your fund’s performance in the context of broad market indexes for the six months ended 2/28/10. See pages 6 and 11–13 for additional fund performance information. Index descriptions can be found on page 15.

How did you position the fund during
the semiannual period, and how did that
structure influence results?

One of the main reasons we trailed our benchmark index was our decision to underweight financials. Typically, the business model for financial issuers is to borrow at a low rate and lend at a higher rate. Since these companies have been downgraded into the high-yield universe, their cost of borrowing has increased, and the issuers may now be at a competitive disadvantage versus their investment-grade counterparts. It’s important to note that the high-yield fund peer group average trailed the index as well. This was mainly because many bonds from the financials group entered the high-yield universe at what some considered to be artificially low valuations, only to rebound sharply in price as the economy continued to stabilize. The fund’s defensive positioning at the beginning of the year also hurt its relative performance, as the lower-rated tiers of the market outperformed during the first half of its fiscal year.

We have added more cyclical exposure to the portfolio. We are overweight to the consumer products, housing, information technology, and metals/minerals sectors. In similar fashion, we took profits and reduced holdings in the less economically sensitive health-care industry. Nevertheless, we maintained an overweight to health care, as well as to energy, utilities, and wireline telecommunication companies. Areas we underweighted included financials, aerospace, forest products, and services. We also reduced our stake in floating-rate bank loans issued by high-yield companies. This allocation to an asset class that rebounded smartly from oversold levels buoyed the performance of the fund during the period.

Top 10 holdings

COUPON (%) AND
HOLDING (percentage of fund’s net assets)	MATURITY DATE	SECTOR/INDUSTRY

NRG Energy, Inc. (1.0%)	7.375%, 2016	Utilities and power/
Power producers
Freeport-McMoRan Copper & Gold, Inc.	8.375%, 2017	Basic materials/Metals
(0.9%)
HCA, Inc. (0.8%)	9.125%, 2014	Health care/Health care
Legrand SA (France) (0.7%)	8.5%, 2025	Capital goods/Manufacturing
Intelsat Jackson Holding Co.	11.25%, 2016	Communication services/
(Bermuda) (0.6%)		Telecommunications
CIT Group, Inc. (0.6%)	7%, 2013	Financials/Financial
Owens Corning, Inc. (0.6%)	9%, 2019	Consumer cyclicals/
Building materials
Ventas Realty LP/Capital Corp. (0.6%)	9%, 2012	Health care/Medical services
Intelsat Bermuda, Ltd. (Bermuda) (0.6%)	11.25%, 2017	Communication services/
Telecommunications
SunGard Data Systems, Inc. (0.6%)	9.125%, 2013	Technology/Computers

This table shows the fund’s top 10 holdings and the percentage of the fund’s net assets that each represented as of 2/28/10. Short-term holdings are excluded. Holdings will vary over time.

“As the market returns to normal,
credit research and analysis will
become particularly influential in
determining relative performance.”

Paul Scanlon

Which holdings contributed the most to
performance relative to the index?

Our holdings of cable TV and Internet services provider Charter Communications proved helpful. Even though the firm filed for bankruptcy, our holdings were protected because they were focused on the top part of the company’s capital structure. Part of our investment process is deciding which parts of a corporation’s capital structure offer the best risk/return characteristic. In this case, our analysis paid off. We also profited from overweighting luxury retailer Neiman Marcus. These bonds showed nice performance as the economy stabilized and consumer spending improved.

Which investments were the main detractors?

Three of the primary detractors were

This chart shows how the fund’s credit quality has changed over the past six months. Credit qualities are shown as a percentage of net assets. A bond rated Baa or higher (Prime-3 or higher, for short-term debt) is considered investment grade. The chart reflects Moody’s ratings; percentages may include bonds not rated by Moody’s but considered by Putnam Management to be of comparable quality. Ratings will vary over time.

The calculation of portfolio credit quality is performed by Putnam, using the highest security rating provided by one or more of Standard & Poor’s, Moody’s, and Fitch. Portfolio quality figures include cash bonds and cash, and represent only the fixed-income portion of the portfolio. Securities which do not have agency ratings are assigned the lowest rating. Derivative instruments, including currency forwards, are only included in the calculation to the extent of any unrealized gain or loss on such instruments, which is added to, or subtracted from, the rating totals for the highest rating category. Ratings and portfolio credit quality may change over time. The fund itself has not been rated by an independent rating agency.

IN THE NEWS

After two straight years of stagnation, the global economy is recovering faster than previously thought. In its World Economic Outlook, the International Monetary Fund (IMF) upgraded its view on global growth —predicting that world economies will expand 3.9% in 2010, up from –0.8% last year. The recovery, according to the IMF, will not be consistent across the board, with emerging markets leading more advanced economies, which continue to remain dependent on government stimulus for growth. Asia, in particular, is expected to lead the pack, with strong growth coming from China and India. Meanwhile, the United States is already showing signs of growth, with gross domestic product (GDP) increasing by 5.6% in the fourth quarter of 2009, up from 2.2% in the third quarter.

benchmark components that we didn’t own or were underweight. These bonds included Residential Capital (ResCap), the residential mortgage subsidiary of GMAC Financial Services. These bonds had been hurt by the crisis in subprime mortgages, but were then buoyed by a massive cash infusion from the federal government. Sallie Mae, or SLM Corp., which provides educational loans, and Washington Mutual, or WAMU, a bank that suffered the worst failure in U.S. history due to its bad loans before being taken over by JPMorgan Chase, were benchmark constituents that rebounded strongly from distressed levels. Our holdings in Washington Mutual were sold prior to period-end.

What’s your outlook?

High-yield bonds remain attractively priced based on historical averages, even after enjoying a strong run. We also have a positive outlook for business fundamentals for high-yield companies, as we believe there will be ample demand for high-yield bonds, but think there will be correspondingly high levels of issuance.

Going forward, we’ll continue to maintain a diversified portfolio, with investments chosen for issuer-specific reasons, targeting the areas of a company’s capital structure for the best balance between risk and return. As the market returns to normal, credit research and analysis will become particularly influential in determining relative performance.

Thanks for speaking with us today, Paul.

The views expressed in this report are exclusively those of Putnam Management. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

Portfolio Manager Paul Scanlon is Team Leader of U.S. High Yield at Putnam. He has an M.B.A. from The University of Chicago Booth School of Business and a B.A. from Colgate University. A CFA charterholder, Paul joined Putnam in 1999 and has been in the investment industry since 1986. In addition to Paul, your fund’s portfolio managers are Norman Boucher and Robert Salvin.

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended February 28, 2010, the end of the first half of its current fiscal year. In accordance with regulatory requirements for mutual funds, we also include performance as of the most recent calendar quarter-end and expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represents past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section at putnam.com or call Putnam at 1-800-225-1581. Class Y shares are generally only available to corporate and institutional clients and clients in other approved programs. See the Terms and Definitions section in this report for definitions of the share classes offered by your fund.

Fund performance Total return for periods ended 2/28/10

	Class A		Class B		Class C		Class M		Class R	Class Y
(inception dates)	(2/14/78)		(3/1/93)		(3/19/02)		(7/3/95)		(1/21/03)	(12/31/98)

	NAV	POP	NAV	CDSC	NAV	CDSC	NAV	POP	NAV	NAV

Annual average
(life of fund)	8.73%	8.59%	7.83%	7.83%	7.90%	7.90%	8.35%	8.24%	8.43%	8.80%

10 years	72.63	65.68	60.87	60.87	59.79	59.79	68.06	62.67	66.90	75.99
Annual average	5.61	5.18	4.87	4.87	4.80	4.80	5.33	4.99	5.26	5.82

5 years	30.12	24.98	25.77	24.00	25.47	25.47	28.40	24.19	27.61	31.37
Annual average	5.41	4.56	4.69	4.40	4.64	4.64	5.13	4.43	5.00	5.61

3 years	12.98	8.48	10.68	8.02	10.48	10.48	11.89	8.21	11.56	13.42
Annual average	4.15	2.75	3.44	2.60	3.38	3.38	3.82	2.67	3.71	4.29

1 year	47.79	41.95	47.04	42.04	46.79	45.79	47.35	42.55	47.16	48.09

6 months	12.99	8.45	12.56	7.56	12.48	11.48	12.82	9.22	12.72	12.97

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After-sales-charge returns (public offering price, or POP) for class A and M shares reflect a maximum 4.00% and 3.25% load, respectively. Class B share returns reflect the applicable contingent deferred sales charge (CDSC), which is 5% in the first year, declining to 1% in the sixth year, and is eliminated thereafter. Class C shares reflect a 1% CDSC for the first year that is eliminated thereafter. Class R and Y shares have no initial sales charge or CDSC. Performance for class B, C, M, R, and Y shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and, except for class Y shares, the higher operating expenses for such shares.

For a portion of the periods, this fund may have limited expenses, without which returns would have been lower.

A 1% short-term trading fee may be applied to shares exchanged or sold within 90 days of purchase.

Comparative index returns For periods ended 2/28/10

	JPMorgan Developed	Lipper High Current Yield Funds
	High Yield Index	category average*

Annual average (life of fund)	—†	8.47%

10 years	99.23%	65.64
Annual average	7.14	4.94

5 years	37.00	24.74
Annual average	6.50	4.36

3 years	18.10	8.96
Annual average	5.70	2.69

1 year	55.37	45.22

6 months	14.51	12.27

Index and Lipper results should be compared to fund performance at net asset value.

* Over the 6-month, 1-year, 3-year, 5-year, 10-year, and life-of-fund periods ended 2/28/10, there were 481, 458, 392, 341, 217, and 10 funds, respectively, in this Lipper category.

† The fund’s benchmark, the JPMorgan Developed High Yield Index, was introduced on 12/31/94, which post-dates the inception date of the fund’s class A shares.

Fund price and distribution information For the six-month period ended 2/28/10

Distributions	Class A		Class B	Class C	Class M		Class R	Class Y

Number	6		6	6	6		6	6

Income	$0.270		$0.241	$0.243	$0.260		$0.263	$0.279

Capital gains	—		—	—	—		—	—

Total	$0.270		$0.241	$0.243	$0.260		$0.263	$0.279

Share value	NAV	POP	NAV	NAV	NAV	POP	NAV	NAV

8/31/09	$6.68	$6.96	$6.67	$6.65	$6.69	$6.91	$6.61	$6.61

2/28/10	7.27	7.57	7.26	7.23	7.28	7.52	7.18	7.18

Current yield (end of period)	NAV	POP	NAV	NAV	NAV	POP	NAV	NAV

Current dividend rate [1]	7.43%	7.13%	6.61%	6.64%	6.92%	6.70%	7.35%	7.86%

Current 30-day SEC yield [2,3]	N/A	7.08	6.60	6.60	N/A	6.85	7.12	7.63

The classification of distributions, if any, is an estimate. Final distribution information will appear on your year-end tax forms.

1 Most recent distribution, excluding capital gains, annualized and divided by NAV or POP at end of period.

2 For a portion of the period, this fund may have limited expenses, without which yields would have been lower.

3 Based only on investment income and calculated using the maximum offering price for each share class, in accordance with SEC guidelines.

Fund performance as of most recent calendar quarter
Total return for periods ended 3/31/10

	Class A		Class B		Class C		Class M		Class R	Class Y
(inception dates)	(2/14/78)		(3/1/93)		(3/19/02)		(7/3/95)		(1/21/03)	(12/31/98)

	NAV	POP	NAV	CDSC	NAV	CDSC	NAV	POP	NAV	NAV

Annual average
(life of fund)	8.81%	8.67%	7.90%	7.90%	7.98%	7.98%	8.43%	8.32%	8.50%	8.88%

10 years	79.56	72.37	67.12	67.12	66.04	66.04	74.82	69.11	73.40	83.11

Annual average	6.03	5.60	5.27	5.27	5.20	5.20	5.74	5.39	5.66	6.24

5 years	38.20	32.71	33.43	31.56	32.98	32.98	36.38	31.92	35.43	39.58

Annual average	6.68	5.82	5.94	5.64	5.87	5.87	6.40	5.70	6.25	6.90

3 years	15.92	11.31	13.57	10.83	13.24	13.24	14.95	11.16	14.37	16.55

Annual average	5.05	3.64	4.33	3.49	4.23	4.23	4.75	3.59	4.58	5.24

1 year	49.69	43.82	48.45	43.45	48.49	47.49	49.24	44.43	48.89	49.73

6 months	10.46	6.06	10.06	5.06	9.98	8.98	10.30	6.65	10.18	10.56

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. In the most recent six-month period, your fund limited these expenses; had it not done so, expenses would have been higher. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios

	Class A	Class B	Class C	Class M	Class R	Class Y

Net expenses for the fiscal year ended 8/31/09*†	1.08%	1.83%	1.83%	1.33%	1.33%	0.83%

Total annual operating expenses for the fiscal year
ended 8/31/09†	1.12%	1.87%	1.87%	1.37%	1.37%	0.87%

Annualized expense ratio for the six-month period
ended 2/28/10	1.07%	1.82%	1.82%	1.32%	1.32%	0.82%

Fiscal-year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report. Expenses are shown as a percentage of average net assets.

* Reflects Putnam Management’s decision to contractually limit expenses through 12/30/10.

† Reflects projected expenses based on a new expense agreement.

Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in Putnam High Yield Trust from September 1, 2009, to February 28, 2010. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class M	Class R	Class Y

Expenses paid per $1,000*†	$5.65	$9.59	$9.59	$6.97	$6.96	$4.33

Ending value (after expenses)	$1,129.90	$1,125.60	$1,124.80	$1,128.20	$1,127.20	$1,129.70

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 2/28/10. The expense ratio may differ for each share class.

†Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended February 28, 2010, use the following calculation method. To find the value of your investment on September 1, 2009, call Putnam at 1-800-225-1581

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class M	Class R	Class Y

Expenses paid per $1,000*†	$5.36	$9.10	$9.10	$6.61	$6.61	$4.11

Ending value (after expenses)	$1,019.49	$1,015.77	$1,015.77	$1,018.25	$1,018.25	$1,020.73

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 2/28/10. The expense ratio may differ for each share class.

†Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the price, or value, of one share of a mutual fund, without a sales charge. NAVs fluctuate with market conditions. NAV is calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

Public offering price (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the 4.00% maximum sales charge for class A shares and 3.25% for class M shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Current yield is the annual rate of return earned from dividends or interest of an investment. Current yield is expressed as a percentage of the price of a security, fund share, or principal investment.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are not subject to an initial sales charge. They may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class R shares are not subject to an initial sales charge or CDSC and are available only to certain defined contribution plans.

Class Y shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are generally only available to corporate and institutional clients and clients in other approved programs.

Comparative indexes

Barclays Capital Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

BofA Merrill Lynch U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

JPMorgan Developed High Yield Index is an unmanaged index of high-yield fixed-income securities issued in developed countries.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

Trustee approval of management contract

General conclusions

The Board of Trustees of the Putnam funds oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of your fund’s management contract with Putnam Investment Management (“Putnam Management”) and the sub-management contract, with respect to your fund, between Putnam Management and its affiliate, Putnam Investments Limited (“PIL”).

In this regard, the Board of Trustees, with the assistance of its Contract Committee consisting solely of Trustees who are not “interested persons” (as such term is defined in the Investment Company Act of 1940, as amended) of the Putnam funds (the “Independent Trustees”), requests and evaluates all information it deems reasonably necessary under the circumstances. Over the course of several months ending in June 2009, the Contract Committee met several times to consider the information provided by Putnam Management and other information developed with the assistance of the Board’s independent counsel and independent staff. The Contract Committee reviewed and discussed key aspects of this information with all of the Independent Trustees. At the Trustees’ June 12, 2009 meeting, the Contract Committee recommended, and the Independent Trustees approved, the continuance of your fund’s management and sub-management contracts, effective July 1, 2009. (Because PIL is an affiliate of Putnam Management and Putnam Management remains fully responsible for all services provided by PIL, the Trustees have not evaluated PIL as a separate entity, and all subsequent references to Putnam Management below should be deemed to include reference to PIL as necessary or appropriate in the context.)

The Independent Trustees’ approval was based on the following conclusions:

• That the fee schedule in effect for your fund represented reasonable compensation in light of the nature and quality of the services being provided to the fund, the fees paid by competitive funds and the costs incurred by Putnam Management in providing such services, and

• That such fee schedule represented an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the fund at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees, were subject to the continued application of certain expense reductions and waivers pending other considerations noted below, and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered these factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors. It is also important to recognize that the fee arrangements for your fund and the other Putnam funds are the result of many years of review and discussion between the Independent Trustees and Putnam Management, that certain aspects of the arrangements may receive greater scrutiny in some years than others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements in prior years.

Consideration of strategic
pricing proposal

The Trustees considered that the Contract Committee had been engaged in a detailed review of Putnam Management’s strategic pricing proposal that was first presented to the Committee at its May 2009 meeting. The proposal included proposed changes to the basic structure of the management fees in place for all open-end funds (except the Putnam RetirementReady® Funds and Putnam Money Market Liquidity Fund), including implementation of a breakpoint structure based on the aggregate net assets of all such funds in lieu of the individual breakpoint structures in place for each fund, as well as implementation of performance fees for certain funds. In addition, the proposal recommended substituting separate expense limitations on investor servicing fees and on other expenses as a group in lieu of the total expense limitations in place for many funds.

While the Contract Committee noted the likelihood that the Trustees and Putnam Management would reach agreement on the strategic pricing matters in later months, the terms of the management contracts required that the Trustees approve the continuance of the contracts in order to prevent their expiration at June 30, 2009. The Contract Committee’s recommendations in June reflect its conclusion that the terms of the contractual arrangements for your fund continued to be appropriate for the upcoming term, absent any possible agreement with respect to the matters addressed in Putnam Management’s proposal.

The Trustees were mindful of the significant changes that had occurred at Putnam Management in the past two years, including a change of ownership, the installation of a new senior management team at Putnam Management, the substantial decline in assets under management resulting from extraordinary market forces as well as continued net redemptions in many funds, the introduction of new fund products representing novel investment strategies and the introduction of performance fees for certain new funds. The Trustees were also mindful that many other leading firms in the industry had also been experiencing significant challenges due to the changing financial and competitive environment. For these reasons, even though the Trustees believed that the current contractual arrangements in place between the funds and Putnam Management and its affiliates have served shareholders well and continued to be appropriate for the near term, the Trustees believed that it was an appropriate time to reconsider the current structure of the funds’ contractual arrangements with Putnam Management with a view to possible changes that might better serve the interests of shareholders in this new environment. The Trustees concluded their review of Putnam Management’s strategic pricing proposal in July 2009, and their considerations regarding the proposal are discussed below under the heading “Subsequent approval of strategic pricing proposal.” With the exception of the discussion under this heading, the following discussion generally addresses only the Trustees’ reasons for recommending the continuance of the current contractual arrangements as, at the time the Trustees determined to make this recommendation, the Trustees had not yet reached any conclusions with respect to the strategic pricing proposal.

Management fee schedules and
categories; total expenses

The Trustees reviewed the management fee schedules in effect for all Putnam funds, including fee levels and breakpoints, and the assignment of funds to particular fee categories. The general fee structure has been carefully developed over the years and re-examined on many occasions and adjusted where appropriate. In this regard, the Trustees noted that shareholders of all funds voted by overwhelming majorities in 2007 to approve new management contracts containing identical fee schedules.

In reviewing fees and expenses, the Trustees generally focused their attention on material changes in circumstances  — for example,

changes in a fund’s size or investment style, changes in Putnam Management’s operating costs, or changes in competitive practices in the mutual fund industry — that suggest that consideration of fee changes might be warranted. The Trustees concluded that the circumstances did not warrant changes to the management fee structure of your fund at that time but, as indicated above, based on their detailed review of the current fee structure, were prepared to consider possible changes to this arrangement that might better serve the interests of shareholders in the future. The Trustees focused on two areas of particular interest, as discussed further below:

• Competitiveness. The Trustees reviewed comparative fee and expense information for competitive funds, which indicated that, in a custom peer group of competitive funds selected by Lipper Inc., your fund ranked in the 66th percentile in management fees and in the 41st percentile in total expenses (less any applicable 12b-1 fees) as of December 31, 2008 (the first percentile being the least expensive funds and the 100th percentile being the most expensive funds).

The Trustees noted that expense ratios for a number of Putnam funds, which show the percentage of fund assets used to pay for management and administrative services, distribution (12b-1) fees (as applicable) and other expenses, had been increasing recently as a result of declining net assets and the natural operation of fee breakpoints. The Trustees expressed their intention to monitor the funds’ percentile rankings in management fees and in total expenses to ensure that fees and expenses of the funds continue to meet evolving competitive standards.

The Trustees noted that the expense ratio increases described above were being controlled by expense limitations initially implemented in January 2004. These expense limitations give effect to a commitment by Putnam Management that the expense ratio of each open-end fund would be no higher than the average expense ratio of the competitive funds included in the fund’s relevant Lipper universe (exclusive of any applicable 12b-1 charges in each case). The Trustees observed that this commitment to limit fund expenses has served shareholders well since its inception and, while the Contract Committee was reviewing proposed alternative expense limitation arrangements as noted above, the Trustees received a commitment from Putnam Management and its parent company to continue this program through at least June 30, 2010, or such earlier time as the Trustees and Putnam Management reach agreement on alternative arrangements.

In order to ensure that the expenses of the Putnam funds continue to meet evolving competitive standards, the Trustees requested, and Putnam Management agreed, to extend for the twelve months beginning July 1, 2009, or until such earlier time as the Trustees and Putnam Management reach agreement on alternative expense limitation arrangements, an additional expense limitation for certain funds at an amount equal to the average expense ratio (exclusive of 12b-1 charges) of a custom peer group of competitive funds selected by Lipper to correspond to the size of the fund. This additional expense limitation is applicable to those open-end funds that had above-average expense ratios (exclusive of 12b-1 charges) based on the custom peer group data for the period ended December 31, 2007. This additional expense limitation was not applied to your fund because it had a below-average expense ratio relative to its custom peer group.

• Economies of scale. Your fund currently has the benefit of breakpoints in its management fee that provide shareholders with significant economies of scale, which means that the effective management fee rate of the fund (as a percentage of fund assets) declines as the fund grows in size and crosses specified asset thresholds. Conversely, as the fund shrinks in size — as has been the case for many Putnam funds in recent years — these breakpoints result in increasing fee levels. In recent years, the Trustees have examined the operation of the existing breakpoint structure during periods of both growth and decline in asset levels. The Trustees concluded that the fee schedule in effect for your fund represented an appropriate sharing of economies of scale at that time but, as noted above, were in the process of reviewing a proposal to eliminate individual fund breakpoints for all of the open-end funds (except for the Putnam RetirementReady® Funds and Putnam Money Market Liquidity Fund) in favor of a breakpoint structure based on the aggregate net assets of all such funds.

In connection with their review of the management fees and total expenses of the Putnam funds, the Trustees also reviewed the costs of the services provided and profits realized by Putnam Management and its affiliates from their contractual relationships with the funds. This information included trends in revenues, expenses and profitability of Putnam Management and its affiliates relating to the investment management and distribution services provided to the funds. In this regard, the Trustees also reviewed an analysis of Putnam Management’s revenues, expenses and profitability with respect to the funds’ management contracts, allocated on a fund-by-fund basis.

Investment performance

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees’ evaluation of the quality of services provided by Putnam Management under your fund’s management contract. The Trustees were assisted in their review of the Putnam funds’ investment process and performance by the work of the Investment Oversight Coordinating Committee of the Trustees and the Investment Oversight Committees of the Trustees, which had met on a regular monthly basis with the funds’ portfolio teams throughout the year. The Trustees concluded that Putnam Management generally provides a high-quality investment process  — as measured by the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to such personnel, and in general the ability of Putnam Management to attract and retain high-quality personnel — but also recognized that this does not guarantee favorable investment results for every fund in every time period. The Trustees considered the investment performance of each fund over multiple time periods and considered information comparing each fund’s performance with various benchmarks and with the performance of competitive funds.

The Trustees noted the disappointing investment performance of many of the funds for periods ended March 31, 2009. They discussed with senior management of Putnam Management the factors contributing to such underperformance and the actions being taken to improve performance. The Trustees recognized that, in recent years, Putnam Management has taken steps to strengthen its investment personnel and processes to address areas of underperformance, including Putnam Management’s continuing efforts to strengthen the equity research function, recent changes in portfolio managers including increased accountability of individual managers rather than teams, recent changes in Putnam Management’s approach to incentive compensation, including emphasis on top quartile performance over a rolling three-year period, and the recent arrival of a new chief investment officer. The Trustees also recognized the substantial improvement in performance of many funds since the implementation of those changes. The

Trustees indicated their intention to continue to monitor performance trends to assess the effectiveness of these efforts and to evaluate whether additional changes to address areas of underperformance are warranted.

In the case of your fund, the Trustees considered that your fund’s class A share cumulative total return performance at net asset value was in the following percentiles of its Lipper Inc. peer group (Lipper High Current Yield Funds) for the one-year, three-year and five-year periods ended March 31, 2009 (the first percentile being the best-performing funds and the 100th percentile being the worst-performing funds):

One-year period	56th

Three-year period	50th

Five-year period	40th

Over the one-year, three-year and five-year periods ended March 31, 2009, there were 460, 389 and 335 funds, respectively, in your fund’s Lipper peer group. Past performance is no guarantee of future results.

As a general matter, the Trustees believe that cooperative efforts between the Trustees and Putnam Management represent the most effective way to address investment performance problems. The Trustees noted that investors in the Putnam funds have, in effect, placed their trust in the Putnam organization, under the oversight of the funds’ Trustees, to make appropriate decisions regarding the management of the funds. Based on the responsiveness of Putnam Management in the recent past to Trustee concerns about investment performance, the Trustees concluded that it is preferable to seek change within Putnam Management to address performance shortcomings. In the Trustees’ view, the alternative of engaging a new investment adviser for an underperforming fund would entail significant disruptions and would not provide any greater assurance of improved investment performance.

Brokerage and soft-dollar allocations;
other benefits

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the management contract with your fund. These include benefits related to brokerage and soft-dollar allocations, whereby a portion of the commissions paid by a fund for brokerage may be used to acquire research services that may be useful to Putnam Management in managing the assets of the fund and of other clients. The Trustees considered a change made, at Putnam Management’s request, to the Putnam funds’ brokerage allocation policy commencing in 2009, which increased the permitted soft dollar allocation to third-party services over what had been authorized in previous years. The Trustees noted that a portion of available soft dollars continue to be allocated to the payment of fund expenses, although the amount allocated for this purpose has declined in recent years. The Trustees indicated their continued intent to monitor regulatory developments in this area with the assistance of their Brokerage Committee and also indicated their continued intent to monitor the potential benefits associated with the allocation of fund brokerage and trends in industry practice to ensure that the principle of seeking best price and execution remains paramount in the portfolio trading process.

The Trustees’ annual review of your fund’s management contract also included the review of the investor servicing agreement with Putnam Investor Services, Inc. (“PSERV”), which agreement provides benefits to an affiliate of Putnam Management. The Trustees considered that effective January 1, 2009, the Trustees, PSERV and Putnam Management entered into a new fee schedule that includes for the open-end funds (other than funds of Putnam Variable Trust and Putnam Money Market Liquidity Fund) an expense limitation but, as noted above, also considered that this expense limitation is subject to review as part of the Trustees’ pending review of Putnam’s strategic pricing proposal.

In the case of your fund, the Trustees’ annual review of the fund’s management contract also included the review of the fund’s distributor’s contract and distribution plans with Putnam Retail Management Limited Partnership, which contract and plans also provide benefits to an affiliate of Putnam Management.

Comparison of retail and institutional
fee schedules

The information examined by the Trustees as part of their annual contract review has included for many years information regarding fees charged by Putnam Management and its affiliates to institutional clients such as defined benefit pension plans, college endowments, etc. This information included comparisons of such fees with fees charged to the funds, as well as a detailed assessment of the differences in the services provided to these two types of clients. The Trustees observed, in this regard, that the differences in fee rates between institutional clients and mutual funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients reflect to a substantial degree historical competitive forces operating in separate market places. The Trustees considered the fact that fee rates across different asset classes are typically higher on average for mutual funds than for institutional clients, as well as the differences between the services that Putnam Management provides to the Putnam funds and those that it provides to institutional clients of the firm, but did not rely on such comparisons to any significant extent in concluding that the management fees paid by your fund are reasonable.

Subsequent approval of strategic
pricing proposal

As mentioned above, at a series of meetings beginning in May 2009 and ending on July 10, 2009, the Contract Committee and the Trustees engaged in a detailed review of Putnam Management’s strategic pricing proposal. Following this review, the Trustees of each fund, including all of the Independent Trustees, voted unanimously on July 10, 2009 to approve proposed management contracts reflecting the proposal, as modified based on discussions between the Independent Trustees and Putnam Management, for each fund. In considering the proposed contracts, the Independent Trustees focused largely on the specific proposed changes described below relating to management fees. They also took into account the factors that they considered in connection with their most recent annual approval on June 12, 2009 of the continuance of the funds’ current management contracts and the extensive materials that they had reviewed in connection with that approval process, as described above.

At a meeting held on November 19, 2009, shareholders approved the proposed management contract for your fund. The new management contract was implemented on January 1, 2010.

• Considerations relating to Fund Family fee rate calculations. The Independent Trustees considered that the proposed management contracts would change the manner in which fund shareholders share in potential economies of scale associated with the management of the funds. Under the current management contracts, shareholders of a fund (other than Putnam Money Market Liquidity Fund and the Putnam RetirementReady® Funds, which do not pay management fees to Putnam Management) benefit from increased fund size through reductions in the effective management fee paid to Putnam Management once the fund’s net assets exceed the first breakpoint in the fund’s fee schedule ($500 million for most funds). Conversely, in the case of funds with net assets above the level of the first breakpoint, the effective management fee increases as the fund’s average net assets decline below a breakpoint. These breakpoints are measured solely by the net assets of each individual fund and are not affected by possible growth (or decline) of net assets of other funds in the Fund Family. (“Fund Family” for purposes of this discussion refers to all open-end mutual funds sponsored by Putnam Management, except for the Putnam RetirementReady® Funds and Putnam Money Market Liquidity Fund.) Under the proposed management contracts, potential economies of scale would be shared ratably among shareholders of all funds, regardless of their size. The management fees paid by a fund (and indirectly by shareholders) would no longer be affected by the growth (or decline) of assets of the particular fund, but rather would be affected solely by the growth (or decline) of the aggregate net assets of all funds in the Fund Family, regardless of whether the net assets of the particular fund are growing or declining.

The table below shows the proposed effective management fee rate for your fund, based on June 30, 2009 net assets of the Fund Family ($52.3 billion). This table also shows the effective management fee rate payable by your fund under its current management contract, based on the net assets of the fund as of June 30, 2009. Finally, this table shows the difference in the effective management fees, based on net assets as of June 30, 2009, between the proposed management contract and the current contract.

	Proposed Effective	Current Effective
Name of Fund	Contractual Rate	Contractual Rate	Difference

Putnam High Yield Trust	0.582%	0.636%	(0.053)%

As shown in the foregoing table, based on June 30, 2009 net asset levels, the proposed management contract would provide for payment of a management fee rate that is lower for your fund than the management fee rate payable under the current management contract. For a small number of funds (although not your fund), the management fee rate would be slightly higher under the proposed contract at these asset levels, but by only immaterial amounts. In the aggregate, the financial impact on Putnam Management of implementing this proposed change for all funds at June 30, 2009 net asset levels is a reduction in annual management fee revenue of approximately $24.0 million. (Putnam Management has already incurred a significant portion of this revenue reduction through the waiver of a portion of its current management fees for certain funds pending shareholder consideration of the proposed management contracts. Putnam is not obliged to continue such waivers beyond July 31, 2010 in the event that the proposed contracts are not approved by shareholders.) The Independent Trustees carefully considered the implications of this proposed change under a variety of economic circumstances. They considered the fact that at current asset levels the management fees paid by the funds under the proposed contract would be lower for almost all funds, and would not be materially higher for any fund. They considered the possibility that under some circumstances, the current management contract could result in a lower fee for a particular fund than the proposed management contract. Such circumstances might occur, for example, if the aggregate net assets of the Fund Family remain largely unchanged and the net assets of an individual fund grew substantially, or if the net assets of an individual fund remain largely unchanged and the aggregate net assets of the Fund Family declined substantially.

The Independent Trustees noted that future changes in the net assets of individual funds are inherently unpredictable and that experience has shown that funds often grow in size and decline in size over time depending on market conditions and the changing popularity of particular investment styles and asset classes. They noted that, while the aggregate net assets of the Fund Family have changed substantially over time, basing a management fee on the aggregate level of assets of the Fund Family would likely reduce fluctuations in costs paid by individual funds and lead to greater stability and predictability of fund operating costs over time.

The Independent Trustees considered that the proposed management contract would likely be advantageous for newly organized funds that have yet to attract significant assets and for funds in specialty asset classes that are unlikely to grow to a significant size. In each case, such funds would participate in the benefits of scale made possible by the aggregate size of the Fund Family to an extent that would not be possible based solely on their individual size.

The Independent Trustees also considered that for funds that have achieved or are likely to achieve considerable scale on their own, the proposed management contract could result in sharing of economies which might lead to slightly higher costs under some circumstances, but they noted that any such increases are immaterial at current asset levels and that over time such funds are likely to realize offsetting benefits from their opportunity to participate, both through the exchange privilege and through the Fund Family breakpoint fee structure, in the improved growth prospects of a diversified Fund Family able to offer competitively priced products.

The Independent Trustees noted that the implementation of the proposed management contracts would result in a reduction in aggregate fee revenues for Putnam Management at current asset levels. They also noted that applying various projections of growth equally to the aggregate net assets of the Fund Family and to the net assets of individual funds also showed revenue reductions for Putnam Management. They recognized, however, the possibility that under some scenarios Putnam Management might realize greater future revenues, with respect to certain funds, under the proposed contracts than under the current contracts, but considered such circumstances to be both less likely and inherently unpredictable.

The Independent Trustees considered the extent to which Putnam Management may realize economies of scale in connection with the management of the funds. In this regard, they considered the possibility that such economies of scale as may exist in the management of mutual funds may be associated more closely with the size of the aggregate assets of the mutual fund complex than with the size of any individual fund. In this regard the Independent Trustees considered the financial information provided to them by Putnam Management over a period of many years regarding the allocation of costs involved in calculating the profitability of its mutual fund business as a whole and the profitability of individual funds. The Independent Trustees noted that the methodologies for such cost allocations had been reviewed on a number of occasions in the past by independent financial consultants engaged by the Independent Trustees. The Independent Trustees noted that these methodologies support Putnam Management’s assertion that many of its operating costs and any associated economies of scale are related more to the aggregate net assets under management in various sectors of its business than to the size of individual funds. They noted that on a number of occasions in the past the Independent Trustees had separately considered the possibility of calculating management fees in whole or in part based on aggregate net assets of the Putnam funds.

The Independent Trustees considered the fact that the proposed contracts would result in a sharing among the affected funds of economies of scale that for the most part are now enjoyed by the larger funds, without materially increasing the current costs of any of the larger funds. They concluded that this sharing of economies among funds was appropriate in light of the diverse investment opportunities available to shareholders of all funds through the existence of the exchange privilege. They also considered that the proposed change in management fee structure would allow Putnam Management to introduce new investment products at more attractive pricing levels than may currently be the case.

After considering all of the foregoing, the Independent Trustees concluded that the proposed calculation of management fees based on the aggregate net assets of the Fund Family represented a fair and reasonable means of sharing possible economies of scale among the shareholders of all funds.

• Considerations relating to addition of fee rate adjustments based on investment performance for certain funds. The Independent Trustees considered that Putnam’s proposal to add fee rate adjustments based on investment performance to the management contracts of certain funds reflected a desire by Putnam Management to align its fee revenues more closely with investment performance in the case of certain funds. They noted that Putnam Management already has a significant financial interest in achieving good performance results for the funds it manages. Putnam Management’s fees are based on the assets under its management (whether calculated on an individual fund or complex-wide basis). Good performance results in higher asset levels and therefore higher revenues to Putnam Management. Moreover, good performance also tends to attract additional investors to particular funds or the complex generally, also resulting in higher revenues. Nevertheless, the Independent Trustees concluded that adjusting management fees based on performance for certain selected funds could provide additional benefits to shareholders.

The Independent Trustees noted that Putnam Management proposed the addition of performance adjustments only for certain of the funds (performance adjustments were not proposed for your fund) and considered whether similar adjustments might be appropriate for other funds. In this regard, they considered Putnam Management’s belief that the addition of performance adjustments would be most appropriate for shareholders of U.S. growth funds, international equity funds and Putnam Global Equity Fund. They also considered Putnam Management’s view that it would continue to monitor whether performance fees would be appropriate for other funds. Accordingly, the Independent Trustees concluded that it would be desirable to gain further experience with the operation of performance adjustments for certain funds and the market’s receptivity to such fee structures before giving further consideration to whether similar performance adjustments would be appropriate for other funds as well.

• Considerations relating to standardization of payment terms. The proposed management contracts for all funds provide that management fees will be computed and paid monthly within 15 days after the end of each month. The current contracts of the funds contain quarterly computation and payment terms in some cases. These differences largely reflect practices in place at earlier times when many of the funds were first organized. Under the proposed contract, certain funds would make payments to Putnam Management earlier than they do under their current contract. This would reduce a fund’s opportunity to earn income on accrued but unpaid management fees by a small amount, but would not have a material effect on a fund’s operating costs.

The Independent Trustees considered the fact that standardizing the payment terms for all funds would involve an acceleration in the timing of payments to Putnam Management for some funds and a corresponding loss of a potential opportunity for such funds to earn income on accrued but unpaid management fees. The Independent Trustees did not view this change as having a material impact on shareholders of any fund. In this regard, the Independent Trustees noted that the proposed contracts conform to the payment terms included in management contracts for all Putnam funds organized in recent years and that standardizing payment terms across all funds would reduce administrative burdens for both the funds and Putnam Management.

• Considerations relating to comparisons with management fees and total expenses of competitive funds. As part of their evaluation of the proposed management contracts, the Independent Trustees also reviewed the general approach taken by Putnam Management and the Independent Trustees in recent years in imposing appropriate limits on total fund expenses. As part of the annual contract review process in recent years, Putnam Management agreed to waive fees as needed to limit total fund expenses to a maximum level equal to the average total expenses of comparable competitive funds in the mutual fund industry. In connection with its proposal to implement new management contracts, Putnam Management also proposed, and the Independent Trustees approved, certain changes in this approach that shift the focus from controlling total expenses to imposing separate limits on certain categories of expenses, as required. As a general matter, Putnam Management and the Independent Trustees concluded that management fees for the Putnam funds are competitive with the fees charged by comparable funds in the industry. Nevertheless, the Independent Trustees considered specific management fee waivers proposed to be implemented as of August 1, 2009 by Putnam Management with respect to the current management fees of certain funds, as well as projected reductions in management fees for almost all funds that would result under the proposed contracts. Putnam Management and the Independent Trustees also agreed to impose separate expense limitations of 37.5 basis points on the general category of shareholder servicing expenses and 20 basis points on the general category of other ordinary operating expenses. These new expense limitations, as well as the fee waivers, were implemented for all funds effective as of August 1, 2009, replacing the expense limitation referred to above.

These changes resulted in lower total expenses for many funds, but in the case of some funds total expenses increased after application of the new waivers and expense limitations (as compared with the results obtained using the expense limitation method previously in place). In this regard, the Independent Trustees considered the likelihood that total expenses for most of these funds would have increased in any event in the normal course under the previous expense limitation arrangement, as the reported total expense levels of many competitive funds increased in response to the major decline in asset values that began in September 2008. These new waivers and expense limitations will continue in effect until at least July 31, 2010 and will be re-evaluated by the Independent Trustees as part of the annual contract review process prior to their scheduled expiration. However, the management fee waivers referred to above would largely become permanent reductions in fees as a result of the implementation of the proposed management contracts.

Under these new expense limitation arrangements effective August 1, 2009, the fixed income funds, including your fund, and asset allocation funds were subject to management fee waivers that reduced these funds’ management fees pending implementation of the proposed management contracts, and in any event, through July 31, 2010. In addition, your fund is subject to expense limitations of 37.5 basis points on the category of shareholder servicing fees and 20 basis points on the general category of other ordinary operating expenses.

Other information for shareholders

Important notice regarding delivery
of shareholder documents

In accordance with SEC regulations, Putnam sends a single copy of annual and semiannual shareholder reports, prospectuses, and proxy statements to Putnam shareholders who share the same address, unless a shareholder requests otherwise. If you prefer to receive your own copy of these documents, please call Putnam at 1-800-225-1581, and Putnam will begin sending individual copies within 30 days.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2009, are available in the Individual Investors section of putnam.com, and on the SEC’s Web site, www.sec.gov. If you have questions about finding forms on the SEC’s Web site, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Forms N-Q on the SEC’s Web site at www.sec.gov. In addition, the fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s Web site or the operation of the Public Reference Room.

Trustee and employee
fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of February 28, 2010, Putnam employees had approximately $323,000,000 and the Trustees had approximately $46,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

Financial statements

A guide to financial statements

These sections of the report, as well as the accompanying Notes, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and noninvestment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal period.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

The fund’s portfolio 2/28/10 (Unaudited)

CORPORATE BONDS AND NOTES (84.3%)*	Principal amount		Value

Advertising and marketing services (0.1%)
Lamar Media Corp. company guaranty 7 1/4s, 2013		$1,243,000	$1,243,000

			1,243,000
Automotive (2.7%)
Affinia Group, Inc. 144A sr. notes 10 3/4s, 2016		1,150,000	1,247,750

Allison Transmission, Inc. 144A company
guaranty sr. unsec. notes 11 1/4s, 2015 ‡‡		6,663,000	6,896,205

American Axle & Manufacturing, Inc. company
guaranty sr. unsec. unsub. notes 7 7/8s, 2017		875,000	761,250

Dana Corp. escrow sr. notes 5.85s, 2015 (In default) F †		5,483,000	5

Ford Motor Credit Co., LLC sr. notes 9 7/8s, 2011		202,000	211,595

Ford Motor Credit Co., LLC sr. notes 7 1/4s, 2011		6,240,000	6,325,713

Ford Motor Credit Co., LLC sr. unsec. notes 8 1/8s, 2020		3,190,000	3,174,050

Ford Motor Credit Co., LLC sr. unsec.
unsub. notes 7 1/2s, 2012		2,275,000	2,284,535

General Motors Corp. sr. unsec. notes 8 1/4s, 2023		4,765,000	1,417,588

General Motors Corp. sr. unsec. unsub. notes 8 3/8s, 2033		4,765,000	1,441,413

Navistar International Corp. sr. notes 8 1/4s, 2021		5,570,000	5,667,475

Oshkosh Corp. 144A company guaranty sr. unsec.
notes 8 1/2s, 2020		830,000	830,000

TRW Automotive, Inc. company guaranty sr. unsec.
unsub. notes Ser. REGS, 6 3/8s, 2014	EUR	3,040,000	3,813,723

			34,071,302
Basic materials (8.0%)
Aleris International, Inc. company guaranty sr. unsec.
notes 9s, 2014 (In default) † ‡‡		4,534,000	34,458

Aleris International, Inc. company guaranty sr. unsec.
sub. notes 10s, 2016 (In default) †		396,000	8,415

AMH Holdings, Inc. sr. disc. unsec. notes 11 1/4s, 2014		1,140,000	1,128,600

Associated Materials, LLC/Associated Materials
Finance, Inc. company guaranty sr. notes 9 7/8s, 2016		3,140,000	3,328,400

Builders FirstSource, Inc. 144A company
guaranty sr. notes FRN 13s, 2016		2,685,000	2,725,275

Catalyst Paper Corp. company guaranty sr. unsec.
unsub. notes 7 3/8s, 2014 (Canada)		1,321,000	845,440

Clondalkin Acquisition BV 144A company
guaranty sr. notes FRN 2.254s, 2013 (Netherlands)		3,107,000	2,772,998

Compass Minerals International, Inc. 144A
sr. notes 8s, 2019		3,295,000	3,418,563

FMG Finance Pty Ltd. 144A sr. sec. notes 10 5/8s,
2016 (Australia)		4,430,000	4,939,450

Freeport-McMoRan Copper & Gold, Inc. sr. unsec.
notes 8 3/8s, 2017		10,546,000	11,416,045

Georgia-Pacific, LLC 144A company
guaranty sr. unsec. notes 7s, 2015		2,630,000	2,666,163

HeidelbergCement AG company guaranty sr. unsec.
unsub. notes 8s, 2017 (Germany)	EUR	755,000	1,057,292

HeidelbergCement AG company guaranty sr. unsec.
unsub. notes 7 1/2s, 2014 (Germany)	EUR	505,000	711,033

CORPORATE BONDS AND NOTES (84.3%)* cont.	Principal amount		Value

Basic materials cont.
HeidelbergCement AG company guaranty unsec.
unsub. notes 8 1/2s, 2019 (Germany)	EUR	505,000	$713,042

Hexion Finance Escrow LLC/Hexion Escrow Corp. 144A
sr. notes 8 7/8s, 2018		$1,180,000	1,103,300

Hexion U.S. Finance Corp./Hexion Nova Scotia
Finance, ULC company guaranty 9 3/4s, 2014		2,213,000	2,091,285

Huntsman International, LLC company
guaranty sr. unsec. sub. notes Ser. REGS, 6 7/8s, 2013	EUR	3,115,000	3,945,356

Jefferson Smurfit Corp. company guaranty 8 1/4s,
2012 (In default) †		$1,217,000	1,004,025

Kerling PLC 144A sr. notes 10 5/8s, 2017
(United Kingdom)	EUR	1,075,000	1,486,150

Metals USA, Inc. company guaranty sr. unsec.
notes 11 1/8s, 2015		$2,128,000	2,149,280

Momentive Performance Materials, Inc. company
guaranty sr. unsec. notes 9 3/4s, 2014		2,738,000	2,580,565

NewPage Corp. company guaranty sr. notes 11 3/8s, 2014		2,760,000	2,635,800

NewPage Holding Corp. sr. unsec. unsub. notes FRN
7.564s, 2013 ‡‡		1,725,631	258,845

Novelis, Inc. company guaranty sr. unsec. notes 11 1/2s, 2015		1,990,000	2,114,375

Novelis, Inc. company guaranty sr. unsec. notes 7 1/4s, 2015		4,589,000	4,256,298

PE Paper Escrow GmbH sr. notes Ser. REGS, 11 3/4s,
2014 (Austria)	EUR	875,000	1,295,278

PE Paper Escrow GmbH 144A sr. notes 12s, 2014 (Austria)		$3,425,000	3,716,125

Rhodia SA sr. unsec. notes FRN Ser. REGS, 3.434s,
2013 (France)	EUR	4,145,000	5,264,033

Rockwood Specialties Group, Inc. company
guaranty sr. unsec. sub. notes 7 5/8s, 2014	EUR	950,000	1,286,806

Smurfit Kappa Acquisition 144A company
guaranty sr. notes 7 3/4s, 2019 (Ireland)	EUR	735,000	1,025,181

Smurfit Kappa Funding PLC sr. unsec.
sub. notes 7 3/4s, 2015 (Ireland)		$4,392,000	4,260,240

Smurfit-Stone Container Corp. sr. notes unsec.
unsub. notes 8 3/8s, 2012 (In default) †		2,163,000	1,789,883

Solutia, Inc. company guaranty sr. unsec.
notes 8 3/4s, 2017		865,000	903,925

Steel Dynamics, Inc. company guaranty sr. unsec.
unsub. notes 7 3/8s, 2012		3,400,000	3,459,500

Steel Dynamics, Inc. company guaranty sr. unsec.
unsub. notes 6 3/4s, 2015		1,340,000	1,293,100

Steel Dynamics, Inc. sr. unsec. unsub. notes 7 3/4s, 2016		2,625,000	2,631,563

Teck Resources, Ltd. sr. notes 10 3/4s, 2019 (Canada)		1,615,000	1,986,450

Teck Resources, Ltd. sr. notes 10 1/4s, 2016 (Canada)		3,935,000	4,692,488

Teck Resources, Ltd. sr. unsec. notes 6 1/8s, 2035 (Canada)		1,520,000	1,368,000

Terra Capital, Inc. 144A sr. notes 7 3/4s, 2019		2,000,000	2,230,000

Verso Paper Holdings, LLC/Verso Paper, Inc. company
guaranty sr. sec. notes FRN Ser. B, 3.999s, 2014		2,960,000	2,390,200

Verso Paper Holdings, LLC/Verso Paper, Inc. 144A
sr. notes 11 1/2s, 2014		3,215,000	3,375,750

			102,358,975

CORPORATE BONDS AND NOTES (84.3%)* cont.	Principal amount	Value

Broadcasting (2.0%)
Clear Channel Communications, Inc. company
guaranty unsec. unsub. notes 10 3/4s, 2016	$1,440,000	$1,101,600

Clear Channel Communications, Inc. sr. unsec.
notes 7.65s, 2010	882,000	868,770

Clear Channel Communications, Inc. sr. unsec.
notes 5 1/2s, 2014	680,000	404,600

Clear Channel Worldwide Holdings, Inc. 144A company
guaranty sr. unsec. unsub. notes, Ser. B, 9 1/4s, 2017	3,600,000	3,699,000

Clear Channel Worldwide Holdings, Inc. 144A company
guaranty sr. unsec. unsub. notes Ser. A, 9 1/4s, 2017	1,085,000	1,106,700

DIRECTV Holdings, LLC company guaranty sr. unsec.
notes 7 5/8s, 2016	3,000	3,289

DIRECTV Holdings, LLC company guaranty sr. unsec.
notes 6 3/8s, 2015	3,675,000	3,799,031

DISH DBS Corp. company guaranty sr. unsec.
notes 7 7/8s, 2019	3,050,000	3,141,500

Echostar DBS Corp. company guaranty 7 1/8s, 2016	2,532,000	2,538,330

Sirius XM Radio, Inc. 144A sr. notes 9 3/4s, 2015	1,315,000	1,374,175

Umbrella Acquisition, Inc. 144A company
guaranty sr. unsec. unsub. notes 9 3/4s, 2015 ‡‡	3,724,797	3,296,445

Univision Communications, Inc. 144A sr. sec.
notes 12s, 2014	635,000	687,388

XM Satellite Radio, Inc. 144A company
guaranty sr. unsec. notes 13s, 2013	2,715,000	2,972,925

XM Satellite Radio, Inc. 144A sr. notes 11 1/4s, 2013	675,000	718,875

Young Broadcasting, Inc. company
guaranty sr. sub. notes 8 3/4s, 2014 (In default) †	1,025,000	5,125

Young Broadcasting, Inc. company guaranty sr. unsec.
sub. notes 10s, 2011 (In default) †	3,903,000	27,321

		25,745,074
Building materials (1.9%)
Building Materials Corp. company guaranty notes 7 3/4s, 2014	3,940,000	4,097,600

Building Materials Corp. 144A sr. notes 7s, 2020	3,850,000	3,850,000

Goodman Global Group, Inc. 144A sr. disc.
notes zero %, 2014	3,200,000	1,856,000

Goodman Global, Inc. company guaranty sr. unsec.
sub. notes 13 1/2s, 2016	3,555,000	3,910,500

Owens Corning, Inc. company guaranty unsec.
unsub. notes 9s, 2019	6,815,000	7,786,138

THL Buildco, Inc. (Nortek Holdings, Inc.)
sr. notes 11s, 2013	2,079,199	2,183,159

		23,683,397
Capital goods (4.1%)
ACCO Brands Corp. 144A company guaranty sr. sec.
notes 10 5/8s, 2015	1,755,000	1,907,685

Alliant Techsystems, Inc. sr. sub. notes 6 3/4s, 2016	2,000	1,970

Altra Holdings, Inc. 144A sr. notes 8 1/8s, 2016	3,080,000	3,157,000

BBC Holding Corp. sr. notes 8 7/8s, 2014	3,780,000	3,638,250

BE Aerospace, Inc. sr. unsec. unsub. notes 8 1/2s, 2018	765,000	801,338

Berry Plastics Corp. company guaranty sr. notes FRN
5.001s, 2015	1,455,000	1,360,425

CORPORATE BONDS AND NOTES (84.3%)* cont.	Principal amount		Value

Capital goods cont.
Bombardier, Inc. 144A sr. unsec. notes FRN 4.406s,
2013 (Canada)	EUR	2,000	$2,719

Crosstex Energy/Crosstex Energy Finance Corp. 144A
sr. notes 8 7/8s, 2018		$2,960,000	3,004,400

Crown European Holdings SA company guaranty sr. sec.
notes 6 1/4s, 2011 (France)	EUR	1,150,000	1,617,086

General Cable Corp. company guaranty sr. unsec.
unsub. notes FRN 2.626s, 2015		$3,918,000	3,418,455

L-3 Communications Corp. company guaranty Ser. B,
6 3/8s, 2015		3,055,000	3,104,644

Legrand SA unsec. unsub. debs. 8 1/2s, 2025 (France)		7,826,000	9,102,413

Mueller Water Products, Inc. company
guaranty sr. unsec. notes 7 3/8s, 2017		2,800,000	2,492,000

Owens-Brockway Glass Container, Inc. company
guaranty 6 3/4s, 2014	EUR	652,000	887,959

RBS Global, Inc./Rexnord Corp. company
guaranty sr. unsec. unsub. notes 9 1/2s, 2014		$3,990,000	4,039,875

Reddy Ice Corp. 144A sr. notes 11 1/4s, 2015		2,000,000	2,000,000

Ryerson Holding Corp. 144A sr. disc. notes zero %, 2015		3,890,000	1,750,500

Ryerson Tull, Inc. company guaranty sr. sec. notes 12s, 2015		4,718,000	4,847,745

TD Funding Corp. 144A company
guaranty sr. sub. notes 7 3/4s, 2014		735,000	735,000

Tenneco, Inc. company guaranty sr. unsec.
notes 8 1/8s, 2015		1,845,000	1,826,550

Transdigm, Inc. company guaranty sr. unsec.
sub. notes 7 3/4s, 2014		1,591,000	1,587,023

Triumph Group, Inc. 144A sr. sub. notes 8s, 2017		1,510,000	1,521,325

			52,804,362
Coal (1.1%)
Arch Western Finance, LLC company
guaranty sr. notes 6 3/4s, 2013		7,165,000	7,182,913

Peabody Energy Corp. company guaranty 7 3/8s, 2016		6,021,000	6,367,208

			13,550,121
Commercial and consumer services (1.4%)
Aramark Corp. company guaranty 8 1/2s, 2015		3,589,000	3,624,890

Corrections Corporation of America company
guaranty sr. notes 7 3/4s, 2017		3,640,000	3,749,200

Lender Processing Services, Inc. company
guaranty sr. unsec. unsub. notes 8 1/8s, 2016		1,757,000	1,875,598

National Money Mart Co. 144A company
guaranty sr. notes 10 3/8s, 2016 (Canada)		2,165,000	2,262,425

Sabre Holdings Corp. sr. unsec. unsub. notes 8.35s, 2016		3,155,000	2,894,713

Travelport LLC company guaranty 11 7/8s, 2016		1,759,000	1,833,758

Travelport LLC company guaranty 9 7/8s, 2014		1,028,000	1,051,130

			17,291,714
Communication services (10.0%)
Adelphia Communications Corp. escrow bonds zero %, 2011		81,000	1,021

Adelphia Communications Corp. escrow bonds zero %, 2010		4,000	50

Adelphia Communications Corp. escrow bonds zero %, 2010		4,000	50

Adelphia Communications Corp. escrow bonds zero %, 2011		2,223,000	28,010

Adelphia Communications Corp. escrow bonds zero %, 2010		2,906,000	36,616

CORPORATE BONDS AND NOTES (84.3%)* cont.	Principal amount	Value

Communication services cont.
Atlantic Broadband Finance, LLC company
guaranty 9 3/8s, 2014	$1,781,000	$1,803,263

Cablevision Systems Corp. sr. unsec. notes Ser. B, 8s, 2012	1,020,000	1,074,825

Cablevision Systems Corp. 144A sr. notes 8 5/8s, 2017	2,795,000	2,878,850

CC Holdings GS V, LLC/Crown Castle GS III Corp. 144A
sr. sec. notes 7 3/4s, 2017	1,095,000	1,185,338

CCH II, LLC sr. notes 13 1/2s, 2016	5,538,928	6,542,859

CCO Holdings LLC/CCO Holdings Capital Corp.
sr. unsec. notes 8 3/4s, 2013	1,530,000	1,552,950

Cequel Communications Holdings I LLC/Cequel
Capital Corp.Capital Corp. 144A sr. notes 8 5/8s, 2017	2,795,000	2,795,000

Cincinnati Bell, Inc. company guaranty sr. unsec.
notes 7s, 2015	1,988,000	1,908,480

Clearwire Communications, LLC/Clearwire
Finance, Inc. 144A company guaranty sr. notes 12s, 2015	3,545,000	3,465,238

Clearwire Communications, LLC/Clearwire
Finance, Inc. 144A company guaranty sr. notes 12s, 2015	2,640,000	2,580,600

Cricket Communications, Inc. company
guaranty 9 3/8s, 2014	3,612,000	3,593,940

Cricket Communications, Inc. company
guaranty sr. unsub. notes 7 3/4s, 2016	1,855,000	1,885,144

CSC Holdings, Inc. 144A sr. unsec. notes 8 1/2s, 2014	117,000	122,996

Digicel Group, Ltd. 144A sr. notes 8 1/4s, 2017 (Jamaica)	2,540,000	2,413,000

Digicel Group, Ltd. 144A sr. unsec. notes 8 7/8s,
2015 (Jamaica)	2,104,000	2,009,320

Equinix, Inc. sr. notes 8 1/8s, 2018	1,435,000	1,435,000

Frontier Communications Corp. sr. unsec.
notes 8 1/4s, 2014	15,000	15,413

Frontier Communications Corp. sr. unsec.
notes 8 1/8s, 2018	4,225,000	4,203,875

Global Crossing, Ltd. 144A sr. sec. notes 12s, 2015
(United Kingdom)	305,000	331,688

Inmarsat Finance PLC 144A company
guaranty sr. notes 7 3/8s, 2017 (United Kingdom)	1,295,000	1,327,375

Intelsat Bermuda, Ltd. company guaranty sr. unsec.
notes 11 1/4s, 2017 (Bermuda)	7,185,000	7,283,794

Intelsat Intermediate Holding Co., Ltd. company
guaranty sr. unsec. notes 9 1/4s, 2015 (Bermuda)	2,118,000	2,155,065

Intelsat Intermediate Holding Co., Ltd. company
guaranty sr. unsec. notes 9 1/2s, 2015 (Bermuda)	765,000	789,863

Intelsat Jackson Holding Co. company
guaranty sr. unsec. notes 11 1/4s, 2016 (Bermuda)	7,644,000	8,179,080

Intelsat Subsidiary Holding Co., Ltd. company
guaranty sr. unsec. notes 8 7/8s, 2015 (Bermuda)	1,825,000	1,861,500

Intelsat Subsidiary Holding Co., Ltd. company
guaranty sr. unsec. notes 8 1/2s, 2013 (Bermuda)	557,000	562,570

Level 3 Financing, Inc. company guaranty 9 1/4s, 2014	4,142,000	3,924,545

Level 3 Financing, Inc. company guaranty 8 3/4s, 2017	1,088,000	968,320

Mediacom LLC/Mediacom Capital Corp. 144A
sr. notes 9 1/8s, 2019	1,165,000	1,170,825

CORPORATE BONDS AND NOTES (84.3%)* cont.	Principal amount		Value

Communication services cont.
MetroPCS Wireless, Inc. company guaranty sr. unsec.
notes 9 1/4s, 2014		$6,625,000	$6,608,438

Nextel Communications, Inc. company
guaranty sr. unsec. notes Ser. D, 7 3/8s, 2015		6,135,000	5,659,538

NII Capital Corp. 144A company
guaranty sr. notes 10s, 2016		4,930,000	5,349,050

Nordic Telephone Co. Holdings ApS 144A sr. sec. bond
8 7/8s, 2016 (Denmark)		931,000	996,170

PAETEC Holding Corp. company guaranty sr. unsec.
unsub. notes 9 1/2s, 2015		1,371,000	1,333,298

PAETEC Holding Corp. 144A company
guaranty sr. notes 8 7/8s, 2017		1,420,000	1,430,650

Qwest Communications International, Inc. company
guaranty 7 1/2s, 2014		902,000	911,020

Qwest Corp. sr. unsec. unsub. notes 8 7/8s, 2012		4,660,000	5,050,275

Qwest Corp. sr. unsec. unsub. notes 8 3/8s, 2016		750,000	821,250

Qwest Corp. sr. unsec. unsub. notes 7 1/4s, 2025		2,586,000	2,469,630

SBA Telecommunications, Inc. 144A company
guaranty sr. notes 8 1/4s, 2019		1,175,000	1,233,750

SBA Telecommunications, Inc. 144A company
guaranty sr. notes 8s, 2016		2,360,000	2,454,400

Sprint Capital Corp. company guaranty 6 7/8s, 2028		6,828,000	5,172,210

Sprint Nextel Corp. sr. notes 8 3/8s, 2017		315,000	304,763

Time Warner Telecom, Inc. company guaranty 9 1/4s, 2014		872,000	898,160

West Corp. company guaranty 9 1/2s, 2014		5,083,000	5,044,878

Wind Acquisition Finance SA 144A sr. notes 11 3/4s,
2017 (Netherlands)		2,900,000	3,103,000

Wind Acquisition Finance SA 144A sr. notes 11 3/4s,
2017 (Netherlands)	EUR	400,000	587,556

Windstream Corp. company guaranty 8 5/8s, 2016		$5,977,000	6,081,598

Windstream Corp. company guaranty 8 1/8s, 2013		1,975,000	2,054,000

			127,650,097
Consumer (1.2%)
Jarden Corp. company guaranty sr. sub. notes Ser. 1,
7 1/2s, 2020	EUR	410,000	569,759

Jarden Corp. company guaranty sr. unsec. notes 8s, 2016		$1,120,000	1,170,400

Jarden Corp. company guaranty sr. unsec.
sub. notes 7 1/2s, 2020		590,000	592,950

Jarden Corp. company guaranty sr. unsec.
sub. notes 7 1/2s, 2017		3,756,000	3,774,780

Scotts Miracle-Gro Co. (The) company
guaranty sr. unsec. notes 7 1/4s, 2018		770,000	779,625

Visant Corp. company guaranty sr. unsec.
sub. notes 7 5/8s, 2012		3,982,000	4,001,910

Yankee Acquisition Corp. company
guaranty sr. notes Ser. B, 8 1/2s, 2015		5,087,000	5,087,000

			15,976,424

CORPORATE BONDS AND NOTES (84.3%)* cont.	Principal amount	Value

Consumer staples (4.4%)
Archibald Candy Corp. company guaranty 10s,
2010 (In default) F †	$774,063	$11,954

Avis Budget Car Rental, LLC company
guaranty sr. unsec. unsub. notes 7 3/4s, 2016	3,742,000	3,377,155

Avis Budget Car Rental, LLC company
guaranty sr. unsec. unsub. notes 7 5/8s, 2014	2,447,000	2,281,828

Central Garden & Pet Co. sr. sub. notes 8 1/4s, 2018 ##	2,840,000	2,868,400

Chiquita Brands International, Inc. sr. notes 7 1/2s, 2014	3,144,000	3,096,840

Chiquita Brands International, Inc. sr. unsec.
unsub. notes 8 7/8s, 2015	738,000	749,070

Constellation Brands, Inc. company
guaranty sr. unsec. unsub. notes 7 1/4s, 2016	3,323,000	3,360,384

Dole Food Co. 144A sr. sec. notes 8s, 2016	1,405,000	1,429,588

Dole Food Co. 144A sr. unsec. notes 13 7/8s, 2014	1,372,000	1,636,110

Elizabeth Arden, Inc. company guaranty 7 3/4s, 2014	3,418,000	3,418,000

Great Atlantic & Pacific Tea Co. 144A sr. notes 11 3/8s, 2015	1,762,000	1,691,520

JBS USA LLC/JBS USA Finance, Inc. 144A
sr. notes 11 5/8s, 2014	1,050,000	1,186,500

Libbey Glass, Inc. 144A sr. notes 10s, 2015	1,180,000	1,221,300

Pinnacle Foods Finance LLC sr. notes 9 1/4s, 2015	1,450,000	1,471,750

Pinnacle Foods Finance LLC 144A sr. unsec.
notes 9 1/4s, 2015	1,045,000	1,060,675

Prestige Brands, Inc. sr. sub. notes 9 1/4s, 2012	650,000	652,438

Revlon Consumer Products 144A company
guaranty sr. notes 9 3/4s, 2015	1,420,000	1,459,050

Rite Aid Corp. company guaranty sr. notes 10 1/4s, 2019	880,000	930,600

Rite Aid Corp. company guaranty sr. notes 7 1/2s, 2017	886,000	821,765

Rite Aid Corp. company guaranty sr. unsec.
unsub. notes 9 1/2s, 2017	3,472,000	2,873,080

RSC Equipment Rental, Inc. 144A sr. sec. notes 10s, 2017	2,260,000	2,418,200

Smithfield Foods, Inc. sr. unsec. notes 7s, 2011	775,000	775,000

Smithfield Foods, Inc. sr. unsec. notes Ser. B, 7 3/4s, 2013	2,640,000	2,574,000

Smithfield Foods, Inc. 144A sr. sec. notes 10s, 2014	1,660,000	1,796,950

Spectrum Brands, Inc. sr. unsec. sub. bonds 12s, 2019 ‡‡	1,749,139	1,775,376

Supervalu, Inc. sr. unsec. notes 8s, 2016	1,865,000	1,878,988

TreeHouse Foods, Inc. sr. unsec. notes 7 3/4s, 2018	700,000	718,375

Tyson Foods, Inc. sr. unsec. unsub. notes 10 1/2s, 2014	2,508,000	2,915,550

Wendy’s/Arby’s Restaurants LLC company
guaranty sr. unsec. unsub. notes 10s, 2016	4,985,000	5,346,413

		55,796,859
Energy (oil field) (2.3%)
Complete Production Services, Inc. company
guaranty 8s, 2016	2,055,000	1,998,488

Expro Finance Luxemburg 144A sr. notes 8 1/2s,
2016 (Luxembourg)	2,730,000	2,716,350

Helix Energy Solutions Group, Inc. 144A sr. unsec.
notes 9 1/2s, 2016	6,787,000	6,854,870

Hercules Offshore, Inc. 144A sr. notes 10 1/2s, 2017	1,350,000	1,343,250

CORPORATE BONDS AND NOTES (84.3%)* cont.	Principal amount	Value

Energy (oil field) cont.
Hornbeck Offshore Services, Inc. sr. notes Ser. B,
6 1/8s, 2014	$2,114,000	$1,966,020

Key Energy Services, Inc. company
guaranty sr. unsec. unsub. notes 8 3/8s, 2014	4,200,000	4,158,000

Oslo Seismic Services, Inc. 1st mtge. 8.28s, 2011	1,523,597	1,532,924

Pride International, Inc. sr. unsec. notes 7 3/8s, 2014	2,793,000	2,869,808

Stallion Oilfield Holdings Ltd. 144A
sr. notes 10 1/2s, 2015	2,960,000	2,886,000

Stallion Oilfield Services/Stallion Oilfield Finance Corp. 144A
sr. unsec. notes 9 3/4s, 2015 (In default) †	2,837,000	1,744,755

Trico Shipping AS 144A sr. notes 11 7/8s, 2014 (Norway)	1,735,000	1,680,781

		29,751,246
Entertainment (0.9%)
Cinemark, Inc. company guaranty sr. unsec. notes 8 5/8s, 2019	1,125,000	1,170,000

Hertz Corp. company guaranty 8 7/8s, 2014	4,725,000	4,795,875

Marquee Holdings, Inc. sr. disc. notes 12s, 2014	4,678,000	3,941,215

Universal City Development Partners, Ltd. 144A
sr. notes 8 7/8s, 2015	1,075,000	1,083,063

Universal City Development Partners, Ltd. 144A
sr. sub. notes 10 7/8s, 2016	715,000	740,025

		11,730,178
Financials (6.0%)
American General Finance Corp. sr. unsec.
notes Ser. J, MTN, 5 5/8s, 2011	2,916,000	2,771,477

American General Finance Corp. sr. unsec.
notes Ser. MTN, 6.9s, 2017	3,615,000	2,592,862

American General Finance Corp. sr. unsec.
notes Ser. MTNI, 4 7/8s, 2012	3,035,000	2,582,205

BAC Capital Trust VI bank guaranty jr. unsec.
sub. notes 5 5/8s, 2035	985,000	785,215

BAC Capital Trust XI bank guaranty jr. unsec.
sub. notes 6 5/8s, 2036	1,695,000	1,509,969

CB Richard Ellis Services, Inc. company
guaranty sr. unsec. sub. notes 11 5/8s, 2017	1,240,000	1,367,100

CIT Group, Inc. sr. bond 7s, 2017	1,264,311	1,117,335

CIT Group, Inc. sr. bond 7s, 2016	903,079	799,225

CIT Group, Inc. sr. bond 7s, 2015	1,706,848	1,548,965

CIT Group, Inc. sr. bond 7s, 2014	541,848	495,791

CIT Group, Inc. sr. bond 7s, 2013	8,606,231	8,132,888

E*Trade Financial Corp. sr. unsec. notes 7 3/8s, 2013	1,695,000	1,610,250

E*Trade Financial Corp. sr. unsec. unsub. notes 12 1/2s, 2017 ‡‡	2,369,000	2,742,118

FelCor Lodging LP 144A sr. sec. notes 10s, 2014 R	3,480,000	3,384,300

GMAC, LLC company guaranty sr. unsec. notes 7s, 2012	2,455,000	2,442,725

GMAC, LLC company guaranty sr. unsec. notes 6 7/8s, 2012	4,210,000	4,167,900

GMAC, LLC company guaranty sr. unsec. notes 6 5/8s, 2012	1,291,000	1,274,863

GMAC, LLC company guaranty sr. unsec. notes Ser. 8,
6 3/4s, 2014	4,734,000	4,520,970

CORPORATE BONDS AND NOTES (84.3%)* cont.	Principal amount	Value

Financials cont.
GMAC, LLC company guaranty sr. unsec.
unsub. notes 6 7/8s, 2011	$965,000	$965,000

GMAC, LLC company guaranty sr. unsec.
unsub. notes FRN 2.452s, 2014	624,000	533,830

GMAC, LLC sr. unsec. unsub. notes 6 3/4s, 2014	1,442,000	1,387,921

GMAC, LLC 144A company guaranty sr. unsec.
notes 8.3s, 2015	1,485,000	1,497,994

HUB International Holdings, Inc. 144A
sr. sub. notes 10 1/4s, 2015	1,156,000	1,072,190

Icahn Enterprises LP/Ichan Enterprises Finance Corp.
144A sr. notes 8s, 2018	5,295,000	4,977,300

iStar Financial, Inc. sr. unsec. unsub. notes FRN
0.607s, 2010 R	680,000	673,846

Leucadia National Corp. sr. unsec. notes 8 1/8s, 2015	1,345,000	1,365,175

Leucadia National Corp. sr. unsec. notes 7 1/8s, 2017	1,824,000	1,773,840

NB Capital Trust IV jr. unsec. sub. notes 8 1/4s, 2027	680,000	659,600

Nuveen Investments, Inc. company guaranty sr. unsec.
unsub. notes 10 1/2s, 2015	2,492,000	2,255,260

Residential Capital LLC company guaranty jr.
notes 9 5/8s, 2015	6,165,000	5,964,638

Reynolds Group DL Escrow, Inc./Reynolds Group
Escrow, LLC 144A sr. sec. notes 7 3/4s, 2016
(Luxembourg)	2,525,000	2,556,563

Royal Bank of Scotland Group PLC jr. sub. notes FRN
Ser. MTN, 7.64s, 2049 (United Kingdom)	1,600,000	992,000

SLM Corp. sr. unsec. unsub. notes Ser. MTNA, 5s, 2013	6,590,000	6,172,260

USI Holdings Corp. 144A company guaranty sr. unsec.
notes FRN 4 1/8s, 2014	756,000	625,590

		77,319,165
Gaming and lottery (2.8%)
American Casino & Entertainment Properties LLC
sr. notes 11s, 2014	2,560,000	2,176,000

Boyd Gaming Corp. sr. sub. notes 7 1/8s, 2016	3,072,000	2,419,200

Boyd Gaming Corp. sr. sub. notes 6 3/4s, 2014	945,000	804,431

Harrah’s Operating Co., Inc. company
guaranty sr. notes 10s, 2018	5,856,000	4,421,280

Harrah’s Operating Co., Inc. sr. notes 11 1/4s, 2017	4,810,000	4,990,375

Mashantucket Western Pequot Tribe 144A bonds 8 1/2s,
2015 (In default) †	4,615,000	1,199,900

MGM Mirage, Inc. company guaranty sr. unsec.
notes 7 5/8s, 2017	1,565,000	1,244,175

MGM Mirage, Inc. company guaranty sr. unsec.
notes 6 5/8s, 2015	1,160,000	916,400

MGM Mirage, Inc. sr. notes 6 3/4s, 2012	2,000	1,850

MGM Mirage, Inc. 144A sr. sec. notes 10 3/8s, 2014	485,000	514,100

MTR Gaming Group, Inc. 144A company
guaranty sr. notes 12 5/8s, 2014	2,805,000	2,706,825

Penn National Gaming, Inc. 144A sr. unsec.
sub. notes 8 3/4s, 2019	675,000	668,250

CORPORATE BONDS AND NOTES (84.3%)* cont.	Principal amount	Value

Gaming and lottery cont.
Pinnacle Entertainment, Inc. company
guaranty sr. unsec. sub. notes 7 1/2s, 2015	$495,000	$409,613

Pinnacle Entertainment, Inc. sr. sub. notes 8 1/4s, 2012	5,139,000	5,061,915

Pinnacle Entertainment, Inc. 144A sr. notes 8 5/8s, 2017	725,000	688,750

Station Casinos, Inc. sr. notes 6s,
2012 (In default) †	3,504,000	508,080

Trump Entertainment Resorts, Inc. sec. notes 8 1/2s,
2015 (In default) †	8,703,000	174,060

Wynn Las Vegas, LLC/Wynn Las Vegas Capital Corp. 1st
mtge. Ser. EXCH, 6 5/8s, 2014	2,215,000	2,143,013

Yonkers Racing Corp. 144A sr. notes 11 3/8s, 2016	4,580,000	4,831,900

		35,880,117
Health care (7.6%)
Biomet, Inc. company guaranty sr. unsec. bond 10s, 2017	4,425,000	4,834,313

Community Health Systems, Inc. company
guaranty 8 7/8s, 2015	2,189,000	2,265,615

DaVita, Inc. company guaranty 6 5/8s, 2013	4,021,000	4,031,053

Elan Finance PLC/Elan Finance Corp. 144A company
guaranty sr. notes 8 3/4s, 2016 (Ireland)	3,550,000	3,408,000

HCA, Inc. company guaranty sr. notes 9 5/8s, 2016 ‡‡	4,305,000	4,606,350

HCA, Inc. sr. sec. notes 9 1/4s, 2016	4,830,000	5,125,838

HCA, Inc. sr. sec. notes 9 1/8s, 2014	9,207,000	9,678,859

HCA, Inc. 144A sr. sec. notes 8 1/2s, 2019	2,980,000	3,196,050

Health Management Associates, Inc. sr. notes 6 1/8s, 2016	3,165,000	2,951,363

IASIS Healthcare/IASIS Capital Corp.
sr. sub. notes 8 3/4s, 2014	360,000	363,600

Omnicare, Inc. company guaranty 6 3/4s, 2013	391,000	385,624

Psychiatric Solutions, Inc. company guaranty 7 3/4s, 2015	4,455,000	4,276,800

Psychiatric Solutions, Inc. 144A
sr. sub. notes 7 3/4s, 2015	935,000	878,900

Quintiles Transnational Corp. 144A sr. notes 9 1/2s, 2014 ‡‡	1,055,000	1,065,550

Select Medical Corp. company guaranty 7 5/8s, 2015	4,887,000	4,593,780

Service Corporation International debs. 7 7/8s, 2013	3,506,000	3,506,000

Service Corporation International sr. unsec.
unsub. notes 6 3/4s, 2016	715,000	700,700

Stewart Enterprises, Inc. sr. notes 6 1/4s, 2013	6,211,000	6,117,835

Sun Healthcare Group, Inc. company
guaranty sr. unsec. unsub. notes 9 1/8s, 2015	1,632,000	1,656,480

Surgical Care Affiliates, Inc. 144A
sr. sub. notes 10s, 2017	3,850,000	3,792,250

Surgical Care Affiliates, Inc. 144A sr. unsec.
notes 8 7/8s, 2015 ‡‡	2,717,852	2,663,495

Talecris Biotherapeutics Holdings Corp. 144A
sr. unsec. notes 7 3/4s, 2016	2,775,000	2,788,875

Tenet Healthcare Corp. 144A company
guaranty sr. sec. notes 10s, 2018	1,340,000	1,474,000

Tenet Healthcare Corp. 144A company
guaranty sr. sec. notes 9s, 2015	5,394,000	5,650,215

CORPORATE BONDS AND NOTES (84.3%)* cont.	Principal amount	Value

Health care cont.
United Surgical Partners International, Inc. company
guaranty sr. unsec. sub. notes 8 7/8s, 2017	$1,000,000	$1,022,500

US Oncology Holdings, Inc. sr. unsec. notes FRN
6.428s, 2012 ‡‡	3,910,000	3,694,950

US Oncology, Inc. company guaranty sr. unsec.
sub. notes 10 3/4s, 2014	1,487,000	1,546,480

Vanguard Health Holding Co. II, LLC 144A company
guaranty sr. notes 8s, 2018	2,055,000	2,019,038

Ventas Realty LP/Capital Corp. company guaranty 9s, 2012 R	6,916,000	7,296,380

Ventas Realty LP/Capital Corp. sr. notes 6 5/8s, 2014 R	1,556,000	1,581,285

		97,172,178
Homebuilding (1.5%)
Beazer Homes USA, Inc. company guaranty sr. unsec.
notes 8 3/8s, 2012	5,820,000	5,703,600

Beazer Homes USA, Inc. company guaranty sr. unsec.
notes 6 1/2s, 2013	915,000	828,075

K. Hovnanian Enterprises, Inc. company
guaranty sr. notes 10 5/8s, 2016	1,790,000	1,870,550

Realogy Corp. company guaranty sr. notes 11s, 2014 ‡‡	746,418	612,063

Realogy Corp. company guaranty sr. unsec.
notes 10 1/2s, 2014	5,650,000	4,717,750

Standard Pacific Corp. company
guaranty sr. notes 10 3/4s, 2016	1,940,000	2,022,450

Standard Pacific Corp. company guaranty sr. unsec.
notes 7 3/4s, 2013	720,000	684,000

Standard Pacific Corp. company guaranty sr. unsec.
unsub. notes 7s, 2015	1,690,000	1,521,000

Standard Pacific Corp. company guaranty sr. unsec.
unsub. notes 6 1/4s, 2014	1,135,000	1,021,500

		18,980,988
Household furniture and appliances (0.2%)
Sealy Mattress Co. 144A company guaranty sr. sec.
notes 10 7/8s, 2016	2,590,000	2,829,575

		2,829,575
Lodging/Tourism (0.2%)
Host Marriott LP company guaranty Ser. Q, 6 3/4s, 2016 R	117,000	115,245

Host Marriott LP sr. notes 7 1/8s, 2013 R	90,000	91,013

Seminole Hard Rock Entertainment, Inc. 144A
sr. notes FRN 2.754s, 2014	2,901,000	2,538,375

		2,744,633
Media (2.0%)
Affinion Group, Inc. company guaranty 11 1/2s, 2015	1,766,000	1,801,320

Affinion Group, Inc. company guaranty 10 1/8s, 2013	1,340,000	1,353,400

Affinity Group, Inc. sr. sub. notes 9s, 2012	4,466,000	3,126,200

Interpublic Group of Companies, Inc. (The)
sr. unsec. notes 10s, 2017	650,000	706,875

Liberty Media, LLC sr. notes 5.7s, 2013	2,925,000	2,866,500

Nielsen Finance LLC/Nielsen Finance Co. company
guaranty 10s, 2014	2,866,000	2,973,475

Nielsen Finance LLC/Nielsen Finance Co. company
guaranty sr. unsec. sub. disc. notes stepped-coupon
zero % (12 1/2s, 8/1/11), 2016 ††	4,160,000	3,764,800

CORPORATE BONDS AND NOTES (84.3%)* cont.	Principal amount		Value

Media cont.
NTL Cable PLC sr. notes 9 1/8s, 2016 (United Kingdom)		$1,979,000	$2,043,318

QVC Inc. 144A sr. sec. notes 7 1/2s, 2019		710,000	718,875

Virgin Media Finance PLC company
guaranty sr. notes 8 3/8s, 2019 (United Kingdom)		395,000	397,963

Virgin Media Finance PLC company
guaranty sr. notes Ser. 1, 9 1/2s, 2016
(United Kingdom)		1,030,000	1,091,800

Virgin Media Finance PLC company guaranty sr. unsec.
unsub. notes 9 1/2s, 2016 (United Kingdom)	EUR	255,000	378,540

WMG Acquisition Corp. company
guaranty sr. sub. notes 7 3/8s, 2014		$1,265,000	1,208,075

WMG Acquisition Corp. 144A sr. sec. notes 9 1/2s, 2016		2,280,000	2,394,000

WMG Holdings Corp. company guaranty sr. unsec. disc.
notes 9 1/2s, 2014		655,000	655,000

			25,480,141
Oil and gas (8.3%)
Chaparral Energy, Inc. company guaranty sr. unsec.
notes 8 7/8s, 2017		4,203,000	3,435,953

Chesapeake Energy Corp. company guaranty sr. unsec.
notes 9 1/2s, 2015		790,000	859,125

Chesapeake Energy Corp. sr. notes 7 1/2s, 2013		4,622,000	4,691,330

Compton Petroleum Corp. company guaranty 7 5/8s,
2013 (Canada)		5,369,000	4,322,045

Comstock Resources, Inc. company
guaranty sr. unsub. notes 8 3/8s, 2017		2,645,000	2,691,288

Comstock Resources, Inc. sr. notes 6 7/8s, 2012		4,120,000	4,109,700

Connacher Oil and Gas, Ltd. 144A sec. notes 10 1/4s,
2015 (Canada)		4,277,000	4,121,959

Connacher Oil and Gas, Ltd. 144A sr. sec.
notes 11 3/4s, 2014 (Canada)		2,435,000	2,678,500

Denbury Resources, Inc. company
guaranty sr. sub. notes 9 3/4s, 2016		475,000	511,813

Denbury Resources, Inc. company guaranty sr. unsec.
sub. notes 8 1/4s, 2020		2,070,000	2,145,038

Denbury Resources, Inc. sr. sub. notes 7 1/2s, 2015		4,012,000	4,052,120

Encore Acquisition Co. sr. sub. notes 6s, 2015		4,513,000	4,546,848

Ferrellgas LP/Finance sr. notes 8 3/4s, 2012		195,000	195,244

Ferrellgas LP/Finance sr. notes 6 3/4s, 2014		5,849,000	5,702,775

Ferrellgas Partners LP sr. unsec. notes Ser. UNRE,
6 3/4s, 2014		374,000	364,650

Forest Oil Corp. sr. notes 8s, 2011		4,280,000	4,483,300

Hilcorp Energy I LP/Hilcorp Finance Co. 144A
sr. unsec. notes 7 3/4s, 2015		2,100,000	2,042,250

Inergy LP/Inergy Finance Corp. sr. unsec.
notes 6 7/8s, 2014		6,319,000	6,161,025

Newfield Exploration Co. sr. unsec.
sub. notes 7 1/8s, 2018		490,000	490,000

Newfield Exploration Co. sr. unsec.
sub. notes 6 5/8s, 2014		6,054,000	6,144,810

CORPORATE BONDS AND NOTES (84.3%)* cont.	Principal amount	Value

Oil and gas cont.
OPTI Canada, Inc. company guaranty sr. sec.
notes 8 1/4s, 2014 (Canada)	$2,275,000	$2,024,750

OPTI Canada, Inc. company guaranty sr. sec.
notes 7 7/8s, 2014 (Canada)	5,540,000	4,875,200

PetroHawk Energy Corp. company guaranty 9 1/8s, 2013	4,421,000	4,597,840

PetroHawk Energy Corp. company guaranty sr. unsec.
notes 10 1/2s, 2014	585,000	634,725

Petroleum Development Corp. company
guaranty sr. unsec. notes 12s, 2018	3,245,000	3,407,250

Plains Exploration & Production Co. company
guaranty 7 3/4s, 2015	787,000	793,886

Plains Exploration & Production Co. company
guaranty 7s, 2017	4,966,000	4,854,265

Quicksilver Resources, Inc. company guaranty 7 1/8s, 2016	1,017,000	945,810

Quicksilver Resources, Inc. company
guaranty sr. unsec. notes 8 1/4s, 2015	1,223,000	1,235,230

Quicksilver Resources, Inc. sr. notes 11 3/4s, 2016	1,585,000	1,798,975

Range Resources Corp. company guaranty sr. unsec.
sub. notes 7 1/2s, 2017	790,000	807,775

Sabine Pass LNG LP sec. notes 7 1/2s, 2016	4,446,000	3,901,365

Sabine Pass LNG LP sr. sec. notes 7 1/4s, 2013	745,000	695,644

SandRidge Energy, Inc. company guaranty sr. unsec.
unsub. FRN 3.876s, 2014	1,768,000	1,564,774

SandRidge Energy, Inc. 144A company
guaranty sr. unsec. unsub. notes 8s, 2018	5,452,000	5,220,290

Whiting Petroleum Corp. company guaranty 7s, 2014	2,107,000	2,128,070

Williams Cos., Inc. (The) notes 7 3/4s, 2031	474,000	545,933

Williams Cos., Inc. (The) sr. unsec. notes 7 7/8s, 2021	1,033,000	1,265,509

Williams Cos., Inc. (The) 144A notes 6 3/8s, 2010	1,915,000	1,959,870

		107,006,934
Publishing (0.8%)
American Media Operations, Inc. 144A
sr. sub. notes 14s, 2013 ‡‡	3,730,636	2,387,607

American Media Operations, Inc. 144A sr. unsec.
notes 9s, 2013 ‡‡	304,866	195,114

Belo Corp. sr. unsec. unsub. notes 8s, 2016	695,000	721,063

Cenveo Corp. 144A company guaranty sr. notes 8 7/8s, 2018	2,080,000	2,059,200

Cenveo Corp. 144A company guaranty sr. unsec.
notes 10 1/2s, 2016	769,000	765,155

McClatchy Co. (The) 144A company
guaranty sr. notes 11 1/2s, 2017	2,365,000	2,305,875

Quebecor Media, Inc. sr. unsec. notes 7 3/4s, 2016 (Canada)	918,000	920,295

Vertis, Inc. company guaranty sr. notes 13 1/2s, 2014 ‡‡	2,960,700	1,139,870

		10,494,179
Retail (2.8%)
Blockbuster, Inc. 144A company
guaranty sr. notes 11 3/4s, 2014	1,875,000	1,350,000

Bon-Ton Stores, Inc. (The) company guaranty 10 1/4s, 2014	3,336,000	2,994,060

Burlington Coat Factory Warehouse Corp. company
guaranty sr. unsec. notes 11 1/8s, 2014	3,121,000	3,175,618

CORPORATE BONDS AND NOTES (84.3%)* cont.	Principal amount	Value

Retail cont.
Dollar General Corp. company guaranty sr. unsec.
notes 10 5/8s, 2015	$2,028,000	$2,220,660

Harry & David Operations Corp. company
guaranty sr. unsec. notes 9s, 2013	3,279,000	2,221,523

Harry & David Operations Corp. company
guaranty sr. unsec. notes FRN 5.252s, 2012	1,012,000	647,680

Michaels Stores, Inc. company guaranty 11 3/8s, 2016	4,555,000	4,577,775

Neiman-Marcus Group, Inc. company
guaranty sr. unsec. notes 9s, 2015 ‡‡	6,290,434	6,196,077

Neiman-Marcus Group, Inc. company
guaranty sr. unsec. sub. notes 10 3/8s, 2015	1,415,000	1,407,925

Toys R Us Property Co., LLC 144A company
guaranty sr. unsec. notes 10 3/4s, 2017	4,475,000	4,911,313

Toys R Us Property Co., LLC 144A sr. notes 8 1/2s, 2017	2,400,000	2,424,000

United Auto Group, Inc. company guaranty 7 3/4s, 2016	4,421,000	4,216,529

		36,343,160
Technology (5.0%)
Advanced Micro Devices, Inc. 144A sr. unsec.
notes 8 1/8s, 2017	1,485,000	1,503,563

Amkor Technologies, Inc. sr. notes 7 3/4s, 2013	965,000	977,063

Brocade Communications Systems, Inc. 144A
sr. notes 6 7/8s, 2020	330,000	334,950

Brocade Communications Systems, Inc. 144A
sr. notes 6 5/8s, 2018	255,000	256,275

Ceridian Corp. company guaranty sr. unsec.
notes 12 1/4s, 2015 ‡‡	2,751,850	2,628,017

Ceridian Corp. sr. unsec. notes 11 1/4s, 2015	3,360,000	3,217,200

Compucom Systems, Inc. 144A sr. sub. notes 12 1/2s, 2015	1,462,000	1,520,480

First Data Corp. company guaranty sr. unsec.
notes 9 7/8s, 2015	4,810,000	4,160,650

First Data Corp. company guaranty sr. unsec.
sub. notes 11 1/4s, 2016	3,375,000	2,767,500

First Data Corp. company guaranty sr. unsec.
notes 10.55s, 2015 ‡‡	6,684,340	5,798,665

Freescale Semiconductor, Inc. company
guaranty sr. unsec. notes 9 1/8s, 2014 ‡‡	2,325,424	2,005,678

Freescale Semiconductor, Inc. company
guaranty sr. unsec. notes 8 7/8s, 2014	2,061,000	1,829,138

Freescale Semiconductor, Inc. company
guaranty sr. unsec. sub. notes 10 1/8s, 2016	3,728,000	2,907,840

Freescale Semiconductor, Inc. 144A company
guaranty sr. notes 10 1/8s, 2018	1,495,000	1,524,900

Iron Mountain, Inc. company guaranty 8 3/4s, 2018	698,000	727,665

Iron Mountain, Inc. company guaranty 7 3/4s, 2015	112,000	112,840

Iron Mountain, Inc. company guaranty 6 5/8s, 2016	211,000	207,835

Iron Mountain, Inc. company guaranty sr. unsec.
sub. notes 8s, 2020	533,000	535,665

Iron Mountain, Inc. sr. sub. notes 8 3/8s, 2021	1,730,000	1,775,413

Lucent Technologies, Inc. unsec. debs. 6.45s, 2029	529,000	375,590

CORPORATE BONDS AND NOTES (84.3%)* cont.	Principal amount	Value
Technology cont.
New ASAT Finance, Ltd. company guaranty 9 1/4s, 2011
(Cayman Islands) (In default) F †	$2,748,000	$239,351

NXP BV/NXP Funding, LLC company guaranty Ser. EXCH,
9 1/2s, 2015 (Netherlands)	2,275,000	1,979,250

NXP BV/NXP Funding, LLC sec. notes Ser. EXCH,
7 7/8s, 2014 (Netherlands)	3,455,000	3,195,875

Sanmina Corp. company guaranty sr. unsec.
sub. notes 6 3/4s, 2013	215,000	214,463

Sanmina Corp. sr. unsec. sub. notes 8 1/8s, 2016	410,000	403,850

Seagate Technology International 144A company
guaranty sr. sec. notes 10s, 2014 (Cayman Islands)	1,085,000	1,232,831

SunGard Data Systems, Inc. company guaranty 10 1/4s, 2015	3,027,000	3,140,513

SunGard Data Systems, Inc. company guaranty 9 1/8s, 2013	7,034,000	7,201,058

SunGard Data Systems, Inc. company
guaranty sr. unsec. unsub. notes 10 5/8s, 2015	589,000	636,120

Syniverse Technologies, Inc. sr. sub. notes Ser. B,
7 3/4s, 2013	3,058,000	3,073,290

Unisys Corp. sr. unsec. unsub. notes 12 1/2s, 2016	835,000	905,975

Unisys Corp. 144A company
guaranty sr. sub. notes 14 1/4s, 2015	4,285,000	5,056,300

Xerox Capital Trust I company guaranty 8s, 2027	1,647,000	1,626,413

		64,072,216
Textiles (0.6%)
Hanesbrands, Inc. company guaranty sr. unsec.
notes FRN Ser. B, 3.831s, 2014	4,965,000	4,654,688

Hanesbrands, Inc. sr. unsec. notes 8s, 2016	1,640,000	1,672,800

Levi Strauss & Co. sr. unsec. notes 8 7/8s, 2016	972,000	1,008,450

		7,335,938
Tire and rubber (0.3%)
Goodyear Tire & Rubber Co. (The) sr. unsec.
notes 10 1/2s, 2016	3,600,000	3,879,000

		3,879,000
Transportation (0.4%)
Offshore Logistics, Inc. company guaranty 6 1/8s, 2013	3,652,000	3,578,960

RailAmerica, Inc. company guaranty sr. notes 9 1/4s, 2017	2,046,000	2,145,743

		5,724,703
Utilities and power (5.7%)
AES Corp. (The) sr. unsec. notes 8s, 2020	1,291,000	1,266,794

AES Corp. (The) sr. unsec. unsub. notes 8s, 2017	1,655,000	1,644,656

AES Corp. (The) 144A sec. notes 8 3/4s, 2013	2,950,000	3,001,625

AES Corp. (The) 144A sr. notes 9 3/4s, 2016	270,000	288,225

Calpine Corp. 144A sr. sec. notes 7 1/4s, 2017	4,228,000	4,069,450

CMS Energy Corp. sr. notes 8 1/2s, 2011	1,164,000	1,222,200

Colorado Interstate Gas Co. debs. 6.85s, 2037 (Canada)	3,247,000	3,336,120

Dynegy Holdings, Inc. sr. unsec. notes 7 3/4s, 2019	2,320,000	1,821,200

Dynegy-Roseton Danskamme company guaranty Ser. B,
7.67s, 2016	4,885,000	4,695,706

Edison Mission Energy sr. unsec. notes 7 3/4s, 2016	1,916,000	1,532,800

Edison Mission Energy sr. unsec. notes 7 1/2s, 2013	435,000	402,375

Edison Mission Energy sr. unsec. notes 7.2s, 2019	1,900,000	1,334,750

CORPORATE BONDS AND NOTES (84.3%)* cont.	Principal amount	Value

Utilities and power cont.
Edison Mission Energy sr. unsec. notes 7s, 2017	$60,000	$43,950

El Paso Corp. sr. unsec. notes 12s, 2013	1,005,000	1,168,313

El Paso Corp. sr. unsec. notes Ser. GMTN, 7.8s, 2031	121,000	117,673

El Paso Natural Gas Co. debs. 8 5/8s, 2022	1,597,000	1,965,525

Energy Future Holdings Corp. company
guaranty sr. unsec. notes 11 1/4s, 2017 ‡‡	2,715,000	1,900,500

Energy Future Holdings Corp. sr. notes 9 3/4s, 2019	1,646,000	1,629,540

Energy Future Intermediate Holdings Co., LLC
sr. notes 9 3/4s, 2019	1,818,000	1,804,365

Ipalco Enterprises, Inc. sr. sec. notes 8 5/8s, 2011	1,754,000	1,819,775

Ipalco Enterprises, Inc. 144A sr. sec. notes 7 1/4s, 2016	562,000	567,620

Mirant Americas Generation, Inc. sr. unsec.
notes 9 1/8s, 2031	2,070,000	1,857,825

Mirant Americas Generation, Inc. sr. unsec.
notes 8.3s, 2011	1,866,000	1,903,320

Mirant North America, LLC company guaranty 7 3/8s, 2013	4,782,000	4,764,068

NRG Energy, Inc. company guaranty 7 3/8s, 2017	2,440,000	2,409,500

NRG Energy, Inc. sr. notes 7 3/8s, 2016	13,325,000	13,141,781

Orion Power Holdings, Inc. sr. unsec. notes 12s, 2010	4,255,000	4,281,594

Sierra Pacific Resources sr. unsec. notes 8 5/8s, 2014	2,367,000	2,411,381

Tennessee Gas Pipeline Co. sr. unsec. unsub. debs. 7s, 2028	639,000	681,746

Texas Competitive Electric Holdings Co., LLC company
guaranty sr. unsec. notes 10 1/2s, 2016 (United Kingdom) ‡‡	3,445,000	2,445,950

Texas Competitive Electric Holdings Co., LLC company
guaranty sr. unsec. notes Ser. B, 10 1/4s, 2015
(United Kingdom)	4,025,000	3,008,688

Texas-New Mexico Power Co. 144A 1st mtge. sec.
9 1/2s, 2019	785,000	969,321

Utilicorp United, Inc. sr. unsec. notes 7.95s, 2011	156,000	163,720

		73,672,056
Total corporate bonds and notes (cost $1,081,432,594)		$1,080,587,732

SENIOR LOANS (6.4%)* [c]	Principal amount	Value

Automotive (—%)
Allison Transmission, Inc. bank term loan FRN
Ser. B, 2.994s, 2014	$11,342	$10,387

		10,387
Basic materials (0.2%)
Lyondell Chemical Co. bank term loan FRN 13s, 2010 U	490,000	509,968

Rockwood Specialties Group, Inc. bank term loan FRN
Ser. H, 6s, 2014	515,714	515,585

Smurfit-Stone Container Enterprises, Inc. bank term
loan FRN 6 3/4s, 2016	1,880,000	1,865,101

		2,890,654
Broadcasting (0.2%)
Clear Channel Communications, Inc. bank term loan
FRN Ser. B, 3.881s, 2016	1,499,026	1,177,004

Univision Communications, Inc. bank term loan FRN
Ser. B, 2.501s, 2014	2,327,282	2,000,737

		3,177,741

SENIOR LOANS (6.4%)* [c] cont.	Principal amount	Value

Capital goods (0.2%)
Hawker Beechcraft Acquisition Co., LLC bank term
loan FRN 2.251s, 2014	$56,759	$41,771

Hawker Beechcraft Acquisition Co., LLC bank term
loan FRN Ser. B, 2.236s, 2014	1,155,627	850,470

Hexcel Corp. bank term loan FRN 6 1/2s, 2014	398,357	399,353

Manitowoc Co., Inc. (The) bank term loan FRN Ser. A,
4.813s, 2013	2,058,601	1,991,697

		3,283,291
Communication services (0.3%)
Cebridge Connections, Inc. bank term loan FRN 4.749s, 2014	1,210,000	1,178,661

Charter Communications, Inc. bank term loan FRN 2.756s, 2014	2,430,000	2,185,481

Level 3 Financing, Inc. bank term loan FRN Ser. B,
11 1/2s, 2014	235,000	253,947

Towerco, LLC bank term loan FRN 6s, 2014	755,000	759,719

		4,377,808
Consumer cyclicals (2.5%)
CCM Merger, Inc. bank term loan FRN Ser. B, 8 1/2s, 2012	3,425,663	3,375,707

Chester Down & Marina, LLC bank term loan FRN 12 3/8s, 2016	1,771,156	1,780,012

Dex Media West, LLC bank term loan FRN Ser. A, 7 1/2s, 2014	753,818	718,765

GateHouse Media, Inc. bank term loan FRN Ser. B, 2.24s, 2014	2,399,620	1,114,623

GateHouse Media, Inc. bank term loan FRN Ser. DD, 2.231s, 2014	895,380	415,904

QVC, Inc. bank term loan FRN 5.749s, 2014	342,265	342,586

Reynolds Consumer Products, Inc. bank term loan FRN
Ser. B, 6 1/4s, 2015	1,530,000	1,539,563

Six Flags Theme Parks bank term loan FRN 2.48s, 2015	5,086,585	5,016,645

Six Flags Theme Parks bank term loan FRN Ser. B,
5 3/4s, 2016	5,015,000	4,968,611

Thomas Learning bank term loan FRN Ser. B, 2 3/4s, 2014	5,390,094	4,674,408

Travelport, LLC bank term loan FRN Ser. C, 10 1/2s, 2013	507,450	508,930

Tribune Co. bank term loan FRN Ser. B, 5 1/4s,
2014 (In default) †	8,650,500	5,255,179

United Components, Inc. bank term loan FRN Ser. D,
2.249s, 2012	527,778	488,194

Visteon Corp. bank term loan FRN Ser. B, 5 1/4s, 2013	1,860,000	2,052,045

		32,251,172
Consumer staples (0.7%)
Claire’s Stores, Inc. bank term loan FRN 3.001s, 2014	3,195,689	2,641,010

Pinnacle Foods Holding Corp. bank term loan FRN
Ser. B, 2.979s, 2014	2,563,618	2,406,240

Revlon Consumer Products bank term loan FRN Ser. B,
4.257s, 2012	1,470,000	1,446,573

Rite-Aid Corp. bank term loan FRN 9 1/2s, 2015	2,065,000	2,139,340

Rite-Aid Corp. bank term loan FRN Ser. B, 1.983s, 2014	329,138	292,452

		8,925,615
Energy (—%)
MEG Energy Corp. bank term loan FRN 6s, 2016 (Canada)	768,075	754,154

		754,154
Entertainment (0.3%)
Universal City Development Partners, Ltd. bank term
loan FRN Ser. B, 6 1/2s, 2014	3,200,000	3,218,000

		3,218,000

SENIOR LOANS (6.4%)* [c] cont.	Principal amount	Value

Financials (0.3%)
CB Richard Ellis Services, Inc. bank term loan FRN
Ser. B, 6s, 2013	$1,193,005	$1,174,364

HUB International Holdings, Inc. bank term loan FRN
6 3/4s, 2014	1,381,538	1,358,656

Nuveen Investments, Inc. bank term loan FRN Ser. B,
3.291s, 2014	1,145,028	996,174

		3,529,194
Gaming and lottery (0.1%)
Harrah’s Operating Co., Inc. bank term loan FRN
Ser. B, 9 1/2s, 2016	860,000	857,611

		857,611
Health care (0.6%)
Fenwal, Inc. bank term loan FRN 5.506s, 2014	500,000	423,750

IASIS Healthcare, LLC/IASIS Capital Corp. bank term
loan FRN 5.499s, 2014	7,063,605	6,445,539

Select Medical Corp. bank term loan FRN Ser. B,
2.251s, 2012	434,398	416,479

		7,285,768
Homebuilding (0.1%)
Realogy Corp. bank term loan FRN 0.081s, 2013	232,586	205,099

Realogy Corp. bank term loan FRN Ser. B, 3.251s, 2013	863,891	761,795

		966,894
Technology (0.1%)
Compucom Systems, Inc. bank term loan FRN 3.74s, 2014	1,085,150	1,025,466

Freescale Semiconductor, Inc. bank term loan FRN
12 1/2s, 2014	234,245	240,492

		1,265,958
Transportation (0.4%)
Swift Transportation Co., Inc. bank term loan FRN
8 1/4s, 2014	5,576,731	5,160,221

		5,160,221
Utilities and power (0.4%)
TXU Energy Corp. bank term loan FRN Ser. B2, 3.729s, 2014	188,374	151,476

TXU Energy Corp. bank term loan FRN Ser. B3, 3.729s, 2014	5,682,066	4,545,653

		4,697,129
Total senior loans (cost $87,270,118)		$82,651,597

CONVERTIBLE BONDS AND NOTES (3.1%)*	Principal amount	Value

Acquicor Technology, Inc. 144A cv. notes 8s, 2011	$2,120,000	$1,966,300

Advanced Micro Devices, Inc. cv. sr. unsec.
notes 6s, 2015	1,980,000	1,829,025

Alexandria Real Estate Equities, Inc.
144A cv. company guaranty sr. unsec. notes 3.7s, 2027 R	2,145,000	2,045,794

Alliant Techsystems, Inc. cv. company guaranty
sr. sub. notes 3s, 2024	2,170,000	2,492,788

Digital Realty Trust LP 144A cv. sr. unsec.
notes 5 1/2s, 2029 R	1,665,000	2,200,922

Ford Motor Co. cv. sr. unsec. notes 4 1/4s, 2016	1,173,000	1,664,018

General Cable Corp. cv. unsec. sub. notes stepped-coupon
4 1/2s (2 1/4s, 11/15/19) 2029 ††	1,664,000	1,489,280

L-3 Communications Holdings, Inc. cv. company
sr. unsec. bonds 3s, 2035	505,000	527,094

CONVERTIBLE BONDS AND NOTES (3.1%)* cont.	Principal amount	Value

L-3 Communications Holdings, Inc. 144A cv. company
guaranty sr. unsec. bonds 3s, 2035	$2,016,000	$2,104,200

Leap Wireless International, Inc. cv. sr. unsec.
notes 4 1/2s, 2014	1,575,000	1,356,548

Level 3 Communications, Inc. cv. sr. unsec.
unsub. notes 5 1/4s, 2011	800,000	762,000

Level 3 Communications, Inc. cv. sr. unsec.
unsub. notes 3 1/2s, 2012	1,880,000	1,706,100

Massey Energy Co. cv. company
guaranty sr. unsub. notes 3 1/4s, 2015	6,564,000	5,907,600

Pantry, Inc. (The) cv. company guaranty sr. unsec.
sub. notes 3s, 2012	4,669,000	4,167,083

Safeguard Scientifics, Inc. cv. sr. unsec.
notes 2 5/8s, 2024	382,000	371,973

Sirius Satellite Radio, Inc. cv. sr. unsec.
notes 3 1/4s, 2011	830,000	771,900

Steel Dynamics, Inc. cv. sr. notes 5 1/8s, 2014	930,000	1,104,375

Titan International, Inc.
144A cv. sr. sub. notes 5 5/8s, 2017	1,605,000	1,657,805

Trinity Industries, Inc. cv. unsec.
sub. notes 3 7/8s, 2036	2,429,000	1,791,388

Virgin Media, Inc. cv. sr. unsec. notes 6 1/2s, 2016	1,625,000	1,905,313

XM Satellite Radio Holdings, Inc.
144A cv. sr. unsec. sub. notes 7s, 2014	1,532,000	1,481,444

Total convertible bonds and notes (cost $33,839,084)		$39,302,950

COMMON STOCKS (2.5%)*	Shares	Value

AboveNet, Inc. †	5,060	$309,267

AES Corp. (The) †	144,010	1,683,477

Alliance Imaging, Inc. †	340,211	1,697,653

American Media, Inc. 144A F	63,915	6

Avis Budget Group, Inc. †	70,380	740,398

Bohai Bay Litigation, LLC (Escrow) F §	3,899	12,165

Charter Communications, Inc. Class A	36,231	1,077,872

CIT Group, Inc. †	31,093	1,132,718

Dana Holding Corp. †	120,744	1,372,859

Decrane Aircraft Holdings, Inc. F	29,311	29

El Paso Corp.	120,275	1,259,279

FelCor Lodging Trust, Inc. † R	152,730	575,792

Interpublic Group of Companies, Inc. (The) †	132,405	993,038

Louisiana-Pacific Corp. †	199,010	1,514,466

M/I Schottenstein Homes, Inc. †	9,705	124,709

Nortek, Inc. †	148,951	5,511,187

PetroHawk Energy Corp. †	78,940	1,689,316

Public Service Enterprise Group, Inc.	58,200	1,729,704

Qwest Communications International, Inc.	322,791	1,471,927

Sealy Corp. †	565,495	1,956,613

Service Corporation International	240,756	1,940,493

Spectrum Brands, Inc. †	107,030	2,515,205

COMMON STOCKS (2.5%)* cont.			Shares	Value

Talecris Biotherapeutics Holdings Corp. †			62,655	$1,342,070

TRW Automotive Holdings Corp. †			57,675	1,549,727

Vertis Holdings, Inc. F †			135,886	136

Total common stocks (cost $33,984,514)				$32,200,106

CONVERTIBLE PREFERRED STOCKS (0.5%)*			Shares	Value

Crown Castle International Corp. $3.125 cum. cv. pfd.			34,320	$1,975,545

Dole Food Automatic Exchange 144A 7.00% cv. pfd.			103,165	1,205,999

Freeport-McMoRan Copper & Gold, Inc. $6.75 cv. pfd.			23,535	2,530,013

Great Plains Energy, Inc. $6.00 cv. pfd.			20,030	1,227,238

Lehman Brothers Holdings, Inc. Ser. P,
7.25% cv. pfd. (In default) †			4,338	18,653

Total convertible preferred stocks (cost $10,021,203)				$6,957,448

PREFERRED STOCKS (0.2%)*			Shares	Value

Decrane Aircraft Holdings, Inc. $16.00 pfd. ‡‡			21,000	$147,000

GMAC, Inc. 144A Ser. G, 7.00% pfd.			4,142	2,931,630

Total preferred stocks (cost $1,609,154)				$3,078,630

FOREIGN GOVERNMENT BONDS AND NOTES (0.2%)*		Principal amount		Value

Argentina (Republic of) sr. unsec. bonds FRB 0.578s, 2013		$4,885,000		$2,022,390

Total foreign government bonds and notes (cost $2,072,465)				$2,022,390

WARRANTS (—%)* †	Expiration	Strike
	date	Price	Warrants	Value

AboveNet, Inc.	9/08/10	$24.00	977	$96,723

Charter Communication Class A	11/30/14	46.86	420	2,205

Decrane Aircraft Holdings Co. Class B	6/30/10	116.00	1	—

Decrane Aircraft Holdings Co. Class B	6/30/10	116.00	1	—

New ASAT (Finance), Ltd. (Cayman Islands) F	2/01/11	0.01	714,514	—

Smurfit Kappa Group PLC 144A (Ireland)	10/01/13	EUR .001	4,137	177,276

Vertis Holdings, Inc. F	10/18/15	$0.01	9,578	1

ZSC Specialty Chemicals PLC 144A (United Kingdom)	6/30/11	0.01	269,866	2,699

ZSC Specialty Chemicals PLC (Preferred) 144A
(United Kingdom)	6/30/11	0.01	269,866	2,699

Total warrants (cost $555,683)				$281,603

MORTGAGE-BACKED SECURITIES (—%)*		Principal amount		Value

Mach One Commercial Mortgage Trust 144A
Ser. 04-1A, Class J, 5.45s, 2040 F		$2,190,000		$131,386
Ser. 04-1A, Class K, 5.45s, 2040 F			880,000	44,007
Ser. 04-1A, Class L, 5.45s, 2040 F			400,000	16,001

Total mortgage-backed securities (cost $2,829,532)				$191,394

U.S. TREASURY OBLIGATIONS (—%)*		Principal amount		Value

U.S. Treasury Notes 1 1/4s, November 30, 2010 [i]			$62,000	$62,641
U.S. Treasury Inflation Index Notes 0.875s, April 15, 2010 [i]			110,605	111,477

Total U.S. treasury obligations (cost $174,118)				$174,118

SHORT-TERM INVESTMENTS (1.3%)*	Principal amount/shares	Value

Putnam Money Market Liquidity Fund [e]	15,868,697	$15,868,697

SSgA Prime Money Market Fund [i]	$140,000	140,000

U.S. Treasury Bills for an effective yield of 0.30%,
November 18, 2010	250,000	249,278

Total short-term investments (cost $16,258,157)		$16,257,975

TOTAL INVESTMENTS

Total investments (cost $1,270,046,622)		$1,263,705,943

Key to holding’s currency abbreviations

EUR	Euro

Key to holding’s abbreviations

FRB	Floating Rate Bonds
FRN	Floating Rate Notes
GMTN	Global Medium Term Notes
MTN	Medium Term Notes
MTNA	Medium Term Notes Class A
MTNI	Medium Term Notes Class I

* Percentages indicated are based on net assets of $1,282,539,330.

† Non-income-producing security.

†† The interest rate and date shown parenthetically represent the new interest rate to be paid and the date the fund will begin accruing interest at this rate.

‡‡ Income may be received in cash or additional securities at the discretion of the issuer.

§ Affilated Companies (Note 9).

## Forward commitments, in part or in entirety (Note 1).

c Senior loans are exempt from registration under the Securities Act of 1933, as amended, but contain certain restrictions on resale and cannot be sold publicly. These loans pay interest at rates which adjust periodically. The interest rates shown for senior loans are the current interest rates at February 28, 2010. Senior loans are also subject to mandatory and/or optional prepayment which cannot be predicted. As a result, the remaining maturity may be substantially less than the stated maturity shown (Notes 1 and 7).

e See Note 6 to the financial statements regarding investments in Putnam Money Market Liquidity Fund.

F Is valued at fair value following procedures approved by the Trustees. Securities may be classified as Level 2 or Level 3 for Accounting Standards Codification ASC 820 Fair Value Measurements and Disclosures (“ASC 820”) based on the securities valuation inputs.

i Securities purchased with cash or securities received, that were pledged to the fund for collateral on certain derivative contracts (Note 1).

R Real Estate Investment Trust.

U This security, in part or in entirety, represents unfunded loan commitments (Note 8).

At February 28, 2010, liquid assets totaling $4,285,000 have been segregated to cover certain derivatives contracts. Debt obligations are considered secured unless otherwise indicated.

144A after the name of an issuer represents securities exempt from registration under Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

The rates shown on FRB and FRN are the current interest rates at February 28, 2010.

The dates shown on debt obligations are the original maturity dates.

FORWARD CURRENCY CONTRACTS TO SELL at 2/28/10 (Unaudited)

		Aggregate	Delivery	Unrealized
	Value	face value	date	appreciation

Euro	$24,771,552	$25,311,565	3/17/10	$540,013

Total				$540,013

CREDIT DEFAULT CONTRACTS OUTSTANDING at 2/28/10 (Unaudited)

		Upfront			Fixed payments
		premium		Termi-	received	Unrealized
Swap counterparty /		received	Notional	nation	(paid) by fund	appreciation/
Referenced debt*	Rating***	(paid)**	amount	date	per annum	(depreciation)

JPMorgan Chase Bank, N.A.
Claire’s Stores,
9 5/8%, 6/1/15	Ca	$—	$730,000	6/20/12	230 bp	$(57,967)

Sanmina-SCI Corp.,
8 1/8%, 3/1/16	B2	—	715,000	6/20/13	595 bp	32,561

Total						$(25,406)

* Payments related to the referenced debt are made upon a credit default event.

** Upfront premium is based on the difference between the original spread on issue and the market spread on day of execution.

*** Ratings are presented for credit default contracts in which the fund has sold protection on the underlying referenced debt. Ratings for an underlying index represent the average of the ratings of all the securities included in that index. The Moody’s, Standard & Poor’s or Fitch ratings are believed to be the most recent ratings available at February 28, 2010.

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1 — Valuations based on quoted prices for identical securities in active markets.

Level 2 — Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3 — Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of February 28, 2010:

		Valuation inputs

Investments in securities:	Level 1	Level 2	Level 3

Common stocks:

Basic materials	$1,514,466	$—	$—

Capital goods	—	—	29

Communication services	2,859,066	—	—

Conglomerates	—	—	12,165

Consumer cyclicals	5,996,946	5,511,187	142

Consumer staples	5,196,096	—	—

Energy	1,689,316	—	—

Financials	1,708,510	—	—

Health care	3,039,723	—	—

Utilities and power	4,672,460	—	—

Total common stocks	26,676,583	5,511,187	12,336

Convertible bonds and notes	—	39,302,950	—

Convertible preferred stocks	—	6,957,448	—

Corporate bonds and notes	—	1,080,336,422	251,310

Foreign government bonds and notes	—	2,022,390	—

Mortgage-backed securities	—	191,394	—

Preferred stocks	—	3,078,630	—

Senior loans	—	82,651,597	—

U.S. treasury obligations	—	174,118	—

Warrants	96,723	184,879	1

Short-term investments	16,008,697	249,278	—

Totals by level	$42,782,003	$1,220,660,293	$263,647

	Level 1	Level 2	Level 3

Other financial instruments:	$—	$514,607	$2,909,420

Other financial instruments include swaps, forward currency contracts and receivable purchase agreements.

50

The following is a reconciliation of Level 3 assets as of February 28, 2010:

				Change in net
	Balance as	Accrued	Realized	unrealized	Net	Net transfers	Balance as of
Investments	of August 31,	discounts/	gain/	appreciation/	purchases/	in and/or out	February 28,
in securities:	2009	premiums	(loss)	(depreciation)†	sales	of Level 3	2010

Common
stocks:

Capital
goods	$29	—	—	—	—	—	$29

Communi-
cation
services	$2,201,506	—	—	(2,139,628)	—	(61,878)	—

Conglom-
erates	$12,165	—	—	—	—	—	12,165

Consumer
cyclicals	$142	—	—	—	—	—	142

Total
common
stocks	$2,213,842	—	—	(2,139,628)	—	(61,878)	$12,336

Corporate
bonds and
notes	$12,502	—	—	(543)	—	239,351	$251,310

Warrants	$1	—	—	—	—	—	$1

Totals:	$2,226,345	$—	$—	$(2,140,171)	$—	$177,473	$263,647

† Includes $(543) related to Level 3 securities still held at period end. Total change in unrealized appreciation/ (depreciation) for securities (including Level 1 and Level 2) can be found in the Statement of operations.

Change in net
	Balance as	Accrued	Realized	unrealized	Net	Net transfers	Balance as of
	of August 31,	discounts/	gain/	appreciation/	purchases/	in and/or out	February 28,
	2009††	premiums	(loss)	(depreciation)†	sales	of Level 3	2010††

Other
financial
instruments:	$2,993,534	$—	$—	$(84,114)	$—	$—	$2,909,420

† Includes $(84,114) related to Level 3 securities still held at period end. Total change in unrealized appreciation/ (depreciation) for securities (including Level 1 and Level 2) can be found in the Statement of operations.

†† Includes amount receivable under receivable purchase agreement.

The accompanying notes are an integral part of these financial statements.

Statement of assets and liabilities 2/28/10 (Unaudited)

ASSETS

Investment in securities, at value, (Note 1):
Unaffiliated issuers (identified cost $1,254,177,925)	$1,247,825,081
Affiliated issuers (identified cost $15,868,697) (Notes 6 and 9)	15,880,862

Cash	12,350,665

Dividends, interest and other receivables	23,619,689

Receivable for shares of the fund sold	1,105,526

Receivable for investments sold	7,966,872

Unrealized appreciation on forward currency contracts (Note 1)	540,013

Unrealized appreciation on swap contracts (Note 1)	32,561

Receivable for receivable purchase agreement (Note 2)	2,909,420

Total assets	1,312,230,689

LIABILITIES

Payable for investments purchased	22,738,800

Payable for purchases of delayed delivery securities (Notes 1, 7 and 8)	3,021,411

Payable for shares of the fund repurchased	1,446,250

Payable for compensation of Manager (Note 2)	569,604

Payable for investor servicing fees (Note 2)	325,619

Payable for custodian fees (Note 2)	12,621

Payable for Trustee compensation and expenses (Note 2)	361,977

Payable for administrative services (Note 2)	19,906

Payable for distribution fees (Note 2)	542,616

Unrealized depreciation on swap contracts (Note 1)	57,967

Collateral on certain derivative contracts, at value (Note 1)	314,118

Other accrued expenses	280,470

Total liabilities	29,691,359

Net assets	$1,282,539,330

REPRESENTED BY

Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$2,522,091,671

Undistributed net investment income (Note 1)	1,884,882

Accumulated net realized loss on investments and foreign currency transactions (Note 1)	(1,238,491,418)

Net unrealized depreciation of investments and assets and liabilities in foreign currencies	(2,945,805)

Total — Representing net assets applicable to capital shares outstanding	$1,282,539,330

(Continued on next page)

Statement of assets and liabilities (Continued)

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE

Net asset value and redemption price per class A share
($1,128,174,470 divided by 155,151,438 shares)	$7.27

Offering price per class A share (100/96.00 of $7.27)*	$7.57

Net asset value and offering price per class B share ($52,776,731 divided by 7,272,837 shares)**	$7.26

Net asset value and offering price per class C share ($35,724,134 divided by 4,943,248 shares)**	$7.23

Net asset value and redemption price per class M share ($10,768,301 divided by 1,478,558 shares)	$7.28

Offering price per class M share (100/96.75 of $7.28)***	$7.52

Net asset value, offering price and redemption price per class R share
($3,727,617 divided by 519,093 shares)	$7.18

Net asset value, offering price and redemption price per class Y share
($51,368,077 divided by 7,151,082 shares)	$7.18

* On single retail sales of less than $100,000. On sales of $100,000 or more the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

*** On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

The accompanying notes are an integral part of these financial statements.

Statement of operations Six months ended 2/28/10 (Unaudited)

INVESTMENT INCOME

Interest (including interest income of $7,272 from
investments in affiliated issuers) (Note 6)	$57,118,533

Dividends	517,145

Total investment income	57,635,678

EXPENSES

Compensation of Manager (Note 2)	3,933,165

Investor servicing fees (Note 2)	1,016,562

Custodian fees (Note 2)	24,653

Trustee compensation and expenses (Note 2)	47,517

Administrative services (Note 2)	36,247

Distribution fees — Class A (Note 2)	1,405,107

Distribution fees — Class B (Note 2)	309,455

Distribution fees — Class C (Note 2)	181,812

Distribution fees — Class M (Note 2)	43,377

Distribution fees — Class R (Note 2)	7,561

Other	364,523

Fees waived and reimbursed by Manager (Note 2)	(118,165)

Total expenses	7,251,814

Expense reduction (Note 2)	(5,802)

Net expenses	7,246,012

Net investment income	50,389,666

Net realized gain on investments (Notes 1 and 3)	19,359,801

Net realized gain on swap contracts (Note 1)	10,548

Net realized gain on foreign currency transactions (Note 1)	1,204,029

Net unrealized appreciation of assets and liabilities in
foreign currencies during the period	466,286

Net unrealized appreciation of investments, swap contracts
and receivable purchase agreements during the period	84,362,103

Net gain on investments	105,402,767

Net increase in net assets resulting from operations	$155,792,433

The accompanying notes are an integral part of these financial statements.

Statement of changes in net assets

INCREASE (DECREASE) IN NET ASSETS	Six months ended 2/28/10*	Year ended 8/31/09

Operations:
Net investment income	$50,389,666	$97,790,248

Net realized gain (loss) on investments and foreign
currency transactions	20,574,378	(268,199,862)

Net unrealized appreciation of investments and assets and
liabilities in foreign currencies	84,828,389	92,854,212

Net increase (decrease) in net assets resulting from operations	155,792,433	(77,555,402)

Distributions to shareholders (Note 1):
From ordinary income
Net investment income

Class A	(42,670,212)	(89,005,603)

Class B	(2,068,356)	(5,979,813)

Class C	(1,248,210)	(2,515,249)

Class M	(618,308)	(1,230,461)

Class R	(115,027)	(158,987)

Class Y	(1,881,064)	(6,935,943)

Increase in capital from settlement payments	—	76,316

Redemption fees (Note 1)	39,635	153,902

Decrease from capital share transactions (Note 4)	(57,499,850)	(267,281,965)

Total increase (decrease) in net assets	49,731,041	(450,433,205)

NET ASSETS

Beginning of period	1,232,808,289	1,683,241,494

End of period (including undistributed net investment
income of $1,884,882 and $96,393, respectively)	$1,282,539,330	$1,232,808,289

* Unaudited

The accompanying notes are an integral part of these financial statements.

Financial highlights (For a common share outstanding throughout the period)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:						RATIOS AND SUPPLEMENTAL DATA:

													Ratio of net
			Net realized									Ratio of	investment
	Net asset value,		and unrealized	Total from	From net				Net asset	Total return	Net assets,	expenses to	income (loss)
	beginning	Net investment	gain (loss) on	investment	investment	Total	Redemption	Non-recurring	value, end of	at net asset	end of period	average net	to average	Portfolio
Period ended	of period	income (loss) [a]	investments	operations	income	distributions	fees [b]	reimbursements	period	value (%) [c]	(in thousands)	assets (%) [d,e]	net assets (%) [d]	turnover (%)

Class A
February 28, 2010 **	$6.68	.28	.58	.86	(.27)	(.27)	—	—	$7.27	12.99 *	$1,128,174	.53 *	3.90 *	36.12 *
August 31, 2009	7.21	.49	(.48)	.01	(.54)	(.54)	—	— [b,g,h]	6.68	1.73	1,070,781	1.13	8.37	44.15
August 31, 2008	7.82	.57	(.60)	(.03)	(.58)	(.58)	—	—	7.21	(.50)	1,298,019	1.07	7.51	27.59
August 31, 2007	7.87	.58	(.04)	.54	(.59)	(.59)	—	—	7.82	6.87	1,570,488	1.03	7.17	57.18
August 31, 2006	8.10	.58 [f]	(.22)	.36	(.59)	(.59)	—	—	7.87	4.64 [f]	1,657,357	1.01 [f]	7.26 [f]	45.50
August 31, 2005	7.98	.56	.16	.72	(.60)	(.60)	—	—	8.10	9.28	1,851,371.97		6.94	41.21

Class B
February 28, 2010 **	$6.67	.25	.58	.83	(.24)	(.24)	—	—	$7.26	12.56 *	$52,777	.90 *	3.52 *	36.12 *
August 31, 2009	7.19	.45	(.47)	(.02)	(.50)	(.50)	—	— [b,g,h]	6.67	1.12	65,487	1.88	7.75	44.15
August 31, 2008	7.79	.51	(.59)	(.08)	(.52)	(.52)	—	—	7.19	(1.14)	113,832	1.82	6.79	27.59
August 31, 2007	7.84	.51	(.04)	.47	(.52)	(.52)	—	—	7.79	6.05	197,581	1.78	6.42	57.18
August 31, 2006	8.06	.51 [f]	(.20)	.31	(.53)	(.53)	—	—	7.84	3.99 [f]	342,227	1.76 [f]	6.52 [f]	45.50
August 31, 2005	7.94	.50	.16	.66	(.54)	(.54)	—	—	8.06	8.49	543,515	1.72	6.19	41.21

Class C
February 28, 2010 **	$6.65	.25	.57	.82	(.24)	(.24)	—	—	$7.23	12.48 *	$35,724	.90 *	3.53 *	36.12 *
August 31, 2009	7.17	.45	(.47)	(.02)	(.50)	(.50)	—	— [b,g,h]	6.65	1.14	34,786	1.88	7.58	44.15
August 31, 2008	7.78	.51	(.60)	(.09)	(.52)	(.52)	—	—	7.17	(1.28)	39,507	1.82	6.75	27.59
August 31, 2007	7.84	.52	(.05)	.47	(.53)	(.53)	—	—	7.78	5.95	46,276	1.78	6.42	57.18
August 31, 2006	8.06	.51 [f]	(.20)	.31	(.53)	(.53)	—	—	7.84	4.02 [f]	63,687	1.76 [f]	6.50 [f]	45.50
August 31, 2005	7.95	.50	.15	.65	(.54)	(.54)	—	—	8.06	8.39	75,498	1.72	6.18	41.21

Class M
February 28, 2010 **	$6.69	.27	.58	.85	(.26)	(.26)	—	—	$7.28	12.82 *	$10,768	.66 *	3.77 *	36.12 *
August 31, 2009	7.23	.47	(.48)	(.01)	(.53)	(.53)	—	— [b,g,h]	6.69	1.36	17,087	1.38	8.03	44.15
August 31, 2008	7.83	.55	(.60)	(.05)	(.55)	(.55)	—	—	7.23	(.67)	13,273	1.32	7.25	27.59
August 31, 2007	7.88	.56	(.05)	.51	(.56)	(.56)	—	—	7.83	6.54	16,162	1.28	6.92	57.18
August 31, 2006	8.10	.56 [f]	(.22)	.34	(.56)	(.56)	—	—	7.88	4.46 [f]	19,785	1.26 [f]	7.00 [f]	45.50
August 31, 2005	7.98	.54	.15	.69	(.57)	(.57)	—	—	8.10	8.95	23,265	1.22	6.69	41.21

Class R
February 28, 2010 **	$6.61	.27	.56	.83	(.26)	(.26)	—	—	$7.18	12.72 *	$3,728	.66 *	3.80 *	36.12 *
August 31, 2009	7.16	.46	(.48)	(.02)	(.53)	(.53)	—	— [b,g,h]	6.61	1.23	2,296	1.38	7.93	44.15
August 31, 2008	7.77	.54	(.59)	(.05)	(.56)	(.56)	—	—	7.16	(.75)	1,446	1.32	7.22	27.59
August 31, 2007	7.85	.56	(.07)	.49	(.57)	(.57)	—	—	7.77	6.24	1,096	1.28	6.92	57.18
August 31, 2006	8.08	.55 [f]	(.21)	.34	(.57)	(.57)	—	—	7.85	4.37 [f]	390	1.26 [f]	7.00 [f]	45.50
August 31, 2005	7.98	.53	.15	.68	(.58)	(.58)	—	—	8.08	8.79	905	1.22	6.60	41.21

Class Y
February 28, 2010 **	$6.61	.28	.57	.85	(.28)	(.28)	—	—	$7.18	12.97 *	$51,368	.41 *	4.03 *	36.12 *
August 31, 2009	7.14	.54	(.52)	.02	(.55)	(.55)	—	— [b,g,h]	6.61	1.98	42,372.88		9.11	44.15
August 31, 2008	7.76	.58	(.60)	(.02)	(.60)	(.60)	—	—	7.14	(.35)	217,165.82		7.73	27.59
August 31, 2007	7.83	.60	(.06)	.54	(.61)	(.61)	—	—	7.76	6.96	225,031.78		7.42	57.18
August 31, 2006	8.06	.59 [f]	(.21)	.38	(.61)	(.61)	—	—	7.83	4.99 [f]	193,290	.76 [f]	7.51 [f]	45.50
August 31, 2005	7.96	.58	.14	.72	(.62)	(.62)	—	—	8.06	9.37	222,236.72		7.19	41.21

See notes to financial highlights at the end of this section.

The accompanying notes are an integral part of these financial statements.

56	57

Financial highlights (Continued)

* Not annualized.

** Unaudited.

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b Amount represents less than $0.01 per share.

c Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

d Reflects an involuntary contractual expense limitation in effect during the period. For periods prior to February 28, 2010, certain fund expenses were waived in connection with the fund’s investment in Putnam Prime Money Market Fund. As a result of such limitation and/or waivers, the expenses of each class reflect a reduction of the following amounts (Note 2):

Percentage of
average net assets

February 28, 2010	0.01%

August 31, 2009	0.04

August 31, 2008	<0.01

August 31, 2007	<0.01

August 31, 2006	<0.01

August 31, 2005	<0.01

e Includes amounts paid through expense offset arrangements (Note 2).

f Reflects a non-recurring reimbursement from Putnam Investments relating to the calculation of certain amounts paid by the fund to Putnam in previous years for transfer agent services, which amounted to less than $0.01 per share and 0.01% of average net assets for the period ended August 31, 2006.

g Reflects non-recurring reimbursement pursuant to a settlement between the Securities and Exchange Commission (the “SEC”) and Bear Stearns & Co., Inc. and Bear Stearns Securities Corp., which amounted to less than $0.01 per share outstanding as of May 21, 2009.

h Reflects non-recurring reimbursement pursuant to a settlement between the SEC and Millennium Partners, L.P., Millennium Management, L.L.C and Millennium International Management, LLC, which amounted to less than $0.01 per share outstanding as of June 23, 2009.

The accompanying notes are an integral part of these financial statements.

Notes to financial statements 2/28/10 (Unaudited)

Note 1: Significant accounting policies

Putnam High Yield Trust (the “fund”), a Massachusetts business trust, is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The fund seeks high current income by investing primarily in high-yielding, lower-rated fixed-income securities. These securities may have a higher rate of default. Capital growth is a secondary goal when consistent with achieving high current income.

The fund offers class A, class B, class C, class M, class R and class Y shares. Class A and class M shares are sold with a maximum front-end sales charge of 4.00% and 3.25%, respectively, and generally do not pay a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge and are subject to a contingent deferred sales charge, if those shares are redeemed within six years of purchase. Class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class R shares, which are offered to qualified employee-benefit plans, are sold at net asset value. The expenses for class A, class B, class C, class M and class R shares may differ based on the distribution fee of each class, which is identified in Note 2. Class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, class M and class R shares, but do not bear a distribution fee. Class Y shares are generally only available to corporate and institutional clients and clients in other approved programs.

A 1.00% redemption fee may apply on any shares that are redeemed (either by selling or exchanging into another fund) within 90 days of purchase. The redemption fee is accounted for as an addition to paid-in-capital.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued, April 14, 2010, have been evaluated in the preparation of the financial statements.

A) Security valuation Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets. If no sales are reported — as in the case of some securities traded over-the-counter — a security is valued at its last reported bid price. Market quotations are not considered to be readily available for certain debt obligations; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Investment Management, LLC (“Putnam Management”), the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities (which considers such factors as security prices, yields, maturities and ratings). Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value foreign equity securities taking into account multiple factors, including movements in the U.S. securities markets. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate. To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. Such valuations and procedures are reviewed periodically by the Trustees. Certain securities may be valued on the basis of a price provided by a single source. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

B) Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis. Interest income is recorded on the accrual basis. Dividend income, net of applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain. All premiums/discounts are amortized/accreted on a yield-to-maturity basis.

Securities purchased or sold on a forward commitment or delayed delivery basis may be settled a month or more after the trade date; interest income is accrued based on the terms of the securities. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.

The fund earned certain fees in connection with its senior loan purchasing activities. These fees are treated as market discount and are recorded as income in the Statement of operations.

C) Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The market value of foreign securities, currency holdings, and other assets and liabilities is recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations, not present with domestic investments.

D) Forward currency contracts The fund may buy and sell forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used to protect against a decline in value relative to the U.S. dollar of the currencies in which its portfolio securities are denominated or quoted (or an increase in the value of a currency in which securities a fund intends to buy are denominated, when a fund holds cash reserves and short term investments), or for other investment purposes. The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in market value is recorded as an unrealized gain or loss. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position. Risks may exceed amounts recognized on the Statement of assets and liabilities. Forward currency contracts outstanding at period end, if any, are listed after the fund’s portfolio. The fund had an average contract amount of approximately $21,000,000 on Forward currency contracts for the period ended February 28, 2010.

E) Credit default contracts The fund may enter into credit default contracts to provide a measure of protection against risk of loss following a default, or other credit event in respect of issuers within an underlying index or a single issuer, or to gain credit exposure to an underlying index or issuer. In a credit default contract, the protection buyer typically makes an up front payment and a periodic stream of payments to a counterparty, the protection seller, in exchange for the right to receive a contingent payment upon the occurrence of a credit event on the reference obligation or all other equally ranked obligations of the reference entity. Credit events are contract specific but may include bankruptcy, failure to pay, restructuring and obligation acceleration. An upfront payment received by the fund, as the protection seller, is recorded as a liability on the fund’s books. An upfront payment made by the fund, as the protection buyer, is recorded as an asset on the fund’s books. Periodic payments received or paid by the fund are recorded as realized gains or losses. The credit default contracts are marked to market daily based upon quotations from an independent pricing service or market makers and the change, if any, is recorded as an unrealized gain or loss. Upon the occurrence of a credit event, the difference between the par value and market value of the reference obligation, net of any proportional amount of the upfront payment, is recorded as a realized gain or loss.

In addition to bearing the risk that the credit event will occur, the fund could be exposed to market risk due to unfavorable changes in interest rates or in the price of the underlying security or index or the possibility that the fund may be unable to close out its position at the same time or at the same price as if it had purchased the underlying reference obligations. In certain circumstances, the fund may enter into offsetting credit default contracts which would mitigate its risk of loss. Risks of loss may exceed amounts recognized on the Statement of assets and liabilities. The fund’s maximum risk of loss from counterparty risk, either as the protection seller or as the protection buyer, is the fair value of the contract. This risk may be mitigated by having a master netting arrangement between the fund and the counterparty. Where the fund is a seller of protection, the maximum potential amount of future payments the fund may be required to make is equal to the notional amount of the relevant credit default contract. Credit default contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio. The fund had an average notional amount of approximately $4,000,000 on Credit default swap contracts for the period ended February 28, 2010.

F) Master agreements The fund is a party to ISDA (International Swap and Derivatives Association, Inc.) Master Agreements (“Master Agreements”) with certain counterparties that govern over-the-counter derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund’s custodian and with respect to those amounts which can be sold or repledged, are presented in the fund’s portfolio. Collateral posted to the fund which can not be sold or repledged totaled $242,533 at February 28, 2010. Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty. Termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.

At February 28, 2010, the fund did not have a net liability position on derivative contracts subject to the Master Agreements. There was no collateral posted by the fund.

G) Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code. The fund is subject to the provisions of Accounting Standards Codification ASC 740 Income Taxes (“ASC 740”). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service and state departments of revenue.

At August 31, 2009 the fund had a capital loss carryover of $1,073,746,335 available to the extent allowed by the Code to offset future net capital gain, if any. The amounts of the carryovers and the expiration dates are:

Loss Carryover	Expiration

$302,150,418	August 31, 2010

499,955,886	August 31, 2011

61,743,291	August 31, 2012

76,944,480	August 31, 2013

14,070,646	August 31, 2014

2,600,677	August 31, 2015

20,028,690	August 31, 2016

96,252,247	August 31, 2017

Pursuant to federal income tax regulations applicable to regulated investment companies, the fund has elected to defer to its fiscal year ending August 31, 2010 approximately $171,564,975 of losses recognized during the period November 1, 2008 to August 31, 2009.

The aggregate identified cost on a tax basis is $1,273,632,691, resulting in gross unrealized appreciation and depreciation of $66,337,525 and $76,264,273, respectively, or net unrealized depreciation of $9,926,748.

H) Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

Note 2: Management fee, administrative
services and other transactions

Effective January 1, 2010, the fund pays Putnam Management a management fee (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of most open-end funds, as defined in the fund’s management contract, sponsored by Putnam Management. Such annual rates may vary as follows: 0.72% of the first $5 billion, 0.67% of the next $5 billion, 0.62% of the next $10 billion, 0.57% of the next $10 billion, 0.52% of the next $50 billion, 0.50% of the next $50 billion, 0.49% of the next $100 billion and 0.485% thereafter.

Prior to January 1, 2010, the fund paid Putnam Management for management and investment advisory services quarterly based on the average net assets of the fund. Such fee was based on the following annual rates: 0.70% of the first $500 million of average net assets, 0.60% of the next $500 million, 0.55% of the next $500 million, 0.50% of the next $5 billion, 0.475% of the next $5 billion, 0.455% of the next $5 billion, 0.44% of the next $5 billion, and 0.43% thereafter.

Effective August 1, 2009 through July 31, 2010, Putnam Management has contractually agreed to reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis (or from August 1, 2009 through the fund’s next fiscal year end, as applicable), to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period (or since August 1, 2009, as applicable). During the period ended February 28, 2010, the fund’s expenses were not reduced as a result of this limit.

Putnam Management has also contractually agreed, from August 1, 2009 through December 30, 2010, to limit the management fee for the fund to an annual rate of 0.60% of the fund’s average net assets. During the period ended February 28, 2010, the fund’s expenses were reduced by $118,165 as a result of this limit.

Putnam Investments Limited (“PIL”), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. Putnam Management pays a quarterly sub-management fee to PIL for its services at an annual rate of 0.40% of the average net assets of the portion of the fund managed by PIL.

On September 15, 2008, the fund terminated its outstanding derivatives contracts with Lehman Brothers Special Financing, Inc. (“LBSF”) in connection with the bankruptcy filing of LBSF’s parent company, Lehman Brothers Holdings, Inc. On September 26, 2008, the fund entered into receivable purchase agreements (“Agreements”) with other registered investment companies (each a “Purchaser”) managed by Putnam Management. Under the Agreements, the fund sold to the Purchasers the fund’s right to receive, in the aggregate, $11,983,721 in net payments from LBSF in connection with certain terminated derivatives transactions (the “Receivable”), in each case in exchange for an initial payment plus (or minus) additional amounts based on the applicable Purchaser’s ultimate realized gain (or loss) on the Receivable. The Agreements, which are included in the Statement of assets and liabilities, are valued at fair value following procedures approved by the Trustees. All remaining payments under the agreement will be recorded as realized gain or loss.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street Bank and Trust Company (“State Street”). Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provided investor servicing agent functions to the fund. Putnam Investor Services, Inc. received fees for investor servicing, subject to certain limitations, based on the fund’s retail asset level, the number of shareholder accounts in the fund and the level of defined contribution plan assets in the fund. The amounts incurred for investor servicing agent functions during the period ended February 28, 2010 are included in Investor servicing fees in the Statement of operations.

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. For the period ended February 28, 2010, the fund’s expenses were reduced by $5,802 under the expense offset arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $959, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees receive additional fees for attendance at certain committee meetings and industry seminars and for certain compliance-related matters. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the “Deferral Plan”) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the “Pension Plan”) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the “Plans”) with respect to its class A, class B, class C, class M and class R shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, a wholly-owned subsidiary of Putnam Investments, LLC and Putnam Retail Management GP, Inc., for services provided and expenses incurred in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to 0.35%, 1.00%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 1.00%, 1.00%, 0.50% and 0.50% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively.

For the period ended February 28, 2010, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $41,805 and $640 from the sale of class A and class M shares, respectively, and received $15,481 and $1,591 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% and 0.40% is assessed on certain redemptions of class A and class M shares, respectively. For the period ended February 28, 2010, Putnam Retail Management Limited Partnership, acting as underwriter, received no monies on class A and class M redemptions.

Note 3: Purchases and sales of securities

During the period ended February 28, 2010, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $453,302,361 and $514,163,676, respectively. There were no purchases or sales of U.S. government securities.

Note 4: Capital shares

At February 28, 2010, there was an unlimited number of shares of beneficial interest authorized. In certain circumstances shares may be purchased or redeemed through the delivery to the fund or receipt by the shareholders, respectively, of securities, the fair value of which is used to determine the number of shares issued or redeemed. Transactions in capital shares were as follows:

	Six months ended 2/28/10		Year ended 8/31/09

Class A	Shares	Amount	Shares	Amount

Shares sold	7,615,757	$54,553,295	21,917,836	$125,754,089

Shares issued in connection with
reinvestment of distributions	4,007,793	28,743,794	10,571,135	60,813,179

	11,623,550	83,297,089	32,488,971	186,567,268

Shares repurchased	(16,656,660)	(119,191,346)	(52,345,832)	(302,414,789)

Net decrease	(5,033,110)	$(35,894,257)	(19,856,861)	$(115,847,521)

	Six months ended 2/28/10		Year ended 8/31/09

Class B	Shares	Amount	Shares	Amount

Shares sold	314,559	$2,251,747	2,189,386	$11,903,293

Shares issued in connection with
reinvestment of distributions	179,570	1,284,426	635,042	3,627,559

	494,129	3,536,173	2,824,428	15,530,852

Shares repurchased	(3,041,005)	(21,771,351)	(8,840,717)	(51,042,369)

Net decrease	(2,546,876)	$(18,235,178)	(6,016,289)	$(35,511,517)

	Six months ended 2/28/10		Year ended 8/31/09

Class C	Shares	Amount	Shares	Amount

Shares sold	424,575	$3,022,009	1,617,420	$9,098,752

Shares issued in connection with
reinvestment of distributions	110,696	789,367	277,682	1,593,866

	535,271	3,811,376	1,895,102	10,692,618

Shares repurchased	(826,597)	(5,881,345)	(2,168,535)	(12,449,199)

Net decrease	(291,326)	$(2,069,969)	(273,433)	$(1,756,581)

	Six months ended 2/28/10		Year ended 8/31/09

Class M	Shares	Amount	Shares	Amount

Shares sold	111,930	$804,778	1,326,688	$7,256,380

Shares issued in connection with
reinvestment of distributions	67,831	486,942	163,850	946,039

	179,761	1,291,720	1,490,538	8,202,419

Shares repurchased	(1,253,487)	(9,070,561)	(775,223)	(4,413,948)

Net increase (decrease)	(1,073,726)	$(7,778,841)	715,315	$3,788,471

	Six months ended 2/28/10		Year ended 8/31/09

Class R	Shares	Amount	Shares	Amount

Shares sold	275,363	$1,946,825	381,094	$2,157,017

Shares issued in connection with
reinvestment of distributions	14,918	105,903	26,047	149,058

	290,281	2,052,728	407,141	2,306,075

Shares repurchased	(118,497)	(838,468)	(261,888)	(1,547,098)

Net increase	171,784	$1,214,260	145,253	$758,977

	Six months ended 2/28/10		Year ended 8/31/09

Class Y	Shares	Amount	Shares	Amount

Shares sold	1,330,511	$9,437,371	4,066,190	$23,419,266

Shares issued in connection with
reinvestment of distributions	232,002	1,645,422	1,223,124	6,935,943

	1,562,513	11,082,793	5,289,314	30,355,209

Shares repurchased	(820,705)	(5,818,658)	(6,952,263)	(39,565,080)

Redemption in kind	—	—	(22,323,593)	(109,503,923)

Net increase (decrease)	741,808	$5,264,135	(23,986,542)	$(118,713,794)

Note 5: Summary of derivative activity

The following is a summary of the market values of derivative instruments as of February 28, 2010:

Market values of derivative instruments as of February 28, 2010

	Asset derivatives		Liability derivatives

Derivatives not
accounted for as	Statement of		Statement of
hedging instruments	assets and		assets and
under ASC 815	liabilities location	Market value	liabilities location	Market value

Credit contracts	Receivables	$32,561	Payables	$57,967

Foreign exchange
contracts	Receivables	540,013	Payables	—

Total		$572,574		$57,967

The following is a summary of realized and change in unrealized gains or losses of derivative instruments on the Statement of operations for the period ended February 28, 2010 (see Note 1):

Change in unrealized appreciation or (depreciation) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted for as hedging	Forward currency
instruments under ASC 815	contracts	Swaps	Total

Credit contracts	$—	$482,826	$482,826

Foreign exchange contracts	498,741	—	498,741

Total	$498,741	$482,826	$981,567

Amount of realized gain or (loss) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted for as hedging	Forward currency
instruments under ASC 815	contracts	Swaps	Total

Credit contracts	$—	$10,548	$10,548

Foreign exchange contracts	1,202,424	—	$1,202,424

Total	$1,202,424	$10,548	$1,212,972

Note 6: Investment in Putnam Money Market
Liquidity Fund

The fund invested in Putnam Money Market Liquidity Fund, an open-end management investment company managed by Putnam Management. Investments in Putnam Money Market Liquidity Fund are valued at its closing net asset value each business day. Income distributions earned by the fund are recorded as interest income in the Statement of operations and totaled $7,272 for the period ended February 28, 2010. During the period ended February 28, 2010, cost of purchases and proceeds of sales of investments in Putnam Money Market Liquidity Fund aggregated $190,962,658 and $180,263,485, respectively. Management fees charged to Putnam Money Market Liquidity Fund have been waived by Putnam Management.

Note 7: Senior loan commitments

Senior loans are purchased or sold on a when-issued or delayed delivery basis and may be settled a month or more after the trade date, which from time to time can delay the actual investment of available cash balances; interest income is accrued based on the terms of the securities. Senior loans can be acquired through an agent, by assignment from another holder of the loan, or as a participation interest in another holder’s portion of the loan. When the fund invests in a loan or participation, the fund is subject to the risk that an intermediate participant between the fund and the borrower will fail to meet its obligations to the fund, in addition to the risk that the borrower under the loan may default on its obligations.

Note 8: Unfunded loan commitments

As of February 28, 2010, the fund had unfunded loan commitments of $163,283, which could be extended at the option of the borrower, pursuant to the following loan agreements with the following borrowers:

Borrower	Unfunded Commitments

Lyondell Chemical Co.	$163,283

Note 9: Transactions with affiliated issuers

Transactions during the period with companies in which the fund owned at least 5% of the voting securities were as follows:

	Purchase	Sales	Dividends	Market
Affiliates	cost	proceeds	Income	Value

Bohai Bay Litigation,
LLC Escrow	$—	$—	$—	$12,165

Totals	$—	$—	$—	$12,165

Market values are shown for those securities affiliated at period end.

Note 10: Regulatory matters and litigation

In late 2003 and 2004, Putnam Management settled charges brought by the SEC and the Massachusetts Securities Division in connection with excessive short-term trading in Putnam funds. Distribution of payments from Putnam Management to certain open-end Putnam funds and their shareholders is expected to be completed in the next several months. These allegations and related matters have served as the general basis for certain lawsuits, including purported class action lawsuits against Putnam Management and, in a limited number of cases, some Putnam funds. Putnam Management believes that these lawsuits will have no material adverse effect on the funds or on Putnam Management’s ability to provide investment management services. In addition, Putnam Management has agreed to bear any costs incurred by the Putnam funds as a result of these matters.

Note 11: Market and credit risk

In the normal course of business, the fund trades finan-cial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default.

Shareholder meeting results (Unaudited)

November 19, 2009 meeting

At the meeting, each of the nominees for Trustees was elected, as follows:

	Votes for	Votes withheld

Ravi Akhoury	153,041,211	5,337,719

Jameson A. Baxter	153,097,852	5,281,078

Charles B. Curtis	152,999,187	5,379,743

Robert J. Darretta	153,241,736	5,137,194

Myra R. Drucker	153,182,801	5,196,129

John A. Hill	153,198,202	5,180,728

Paul L. Joskow	153,133,201	5,245,729

Elizabeth T. Kennan	152,922,642	5,456,288

Kenneth R. Leibler	153,213,469	5,165,461

Robert E. Patterson	153,063,862	5,315,068

George Putnam, III	153,062,814	5,316,116

Robert L. Reynolds	153,268,841	5,110,089

W. Thomas Stephens	153,049,696	5,329,234

Richard B. Worley	153,184,678	5,194,252

A proposal to approve a new management contract between the fund and Putnam Management was approved as follows:

Votes	Votes		Broker
for	withheld	Abstentions	non-votes

103,769,560	3,475,056	3,830,017	47,304,297

All tabulations are rounded to the nearest whole number.

Services for shareholders

Investor services

Systematic investment plan Tell us how much you wish to invest regularly — weekly, semimonthly, or monthly — and the amount you choose will be transferred automatically from your checking or savings account. There’s no additional fee for this service, and you can suspend it at any time. This plan may be a great way to save for college expenses or to plan for your retirement.

Please note that regular investing does not guarantee a profit or protect against loss in a declining market. Before arranging a systematic investment plan, consider your financial ability to continue making purchases in periods when prices are low.

Systematic exchange You can make regular transfers from one Putnam fund to another Putnam fund. There are no additional fees for this service, and you can cancel or change your options at any time.

Dividends PLUS You can choose to have the dividend distributions from one of your Putnam funds automatically reinvested in another Putnam fund at no additional charge.

Free exchange privilege You can exchange money between Putnam funds free of charge, as long as they are the same class of shares. A signature guarantee is required if you are exchanging more than $500,000.

Reinstatement privilege If you’ve sold Putnam shares or received a check for a dividend or capital gain, you may reinvest the proceeds with Putnam within 90 days of the transaction and they will be reinvested at the fund’s current net asset value — with no sales charge. However, reinstatement of class B shares may have special tax consequences. Ask your financial or tax representative for details.

Check-writing service You have ready access to many Putnam accounts. It’s as simple as writing a check, and there are no special fees or service charges. For more information about the check-writing service, call Putnam or visit our Web site.

Dollar cost averaging When you’re investing for long-term goals, it’s time, not timing, that counts. Investing on a systematic basis is a better strategy than trying to figure out when the markets will go up or down. This means investing the same amount of money regularly over a long period. This method of investing is called dollar cost averaging. When a fund’s share price declines, your investment dollars buy more shares at lower prices. When it increases, they buy fewer shares. Over time, you will pay a lower average price per share.

For more information

Visit the Individual Investors section at putnam.com A secure section of our Web site contains complete information on your account, including balances and transactions, updated daily. You may also conduct transactions, such as exchanges, additional investments, and address changes. Log on today to get your password.

Call us toll free at 1-800-225-1581 Ask a helpful Putnam representative or your financial advisor for details about any of these or other services, or see your prospectus.

Fund information

Founded over 70 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 funds across income, value, blend, growth, asset allocation, absolute return, and global sector  categories.

Investment Manager	Robert E. Patterson	James P. Pappas
Putnam Investment	George Putnam, III	Vice President
Management, LLC	Robert L. Reynolds
One Post Office Square	W. Thomas Stephens	Francis J. McNamara, III
Boston, MA 02109	Richard B. Worley	Vice President and
Chief Legal Officer
Investment Sub-Manager	Officers
Putnam Investments Limited	Robert L. Reynolds	Robert R. Leveille
57–59 St James’s Street	President	Vice President and
London, England SW1A 1LD		Chief Compliance Officer
Jonathan S. Horwitz
Marketing Services	Executive Vice President,	Mark C. Trenchard
Putnam Retail Management	Principal Executive	Vice President and
One Post Office Square	Officer, Treasurer and	BSA Compliance Officer
Boston, MA 02109	Compliance Liaison
Judith Cohen
Custodian	Charles E. Porter	Vice President, Clerk and
State Street Bank	Senior Advisor to the Trustees	Assistant Treasurer
and Trust Company
	Steven D. Krichmar	Wanda M. McManus
Legal Counsel	Vice President and	Vice President, Senior Associate
Ropes & Gray LLP	Principal Financial Officer	Treasurer and Assistant Clerk

Trustees	Janet C. Smith	Nancy E. Florek
John A. Hill, Chairman	Vice President, Principal	Vice President, Assistant Clerk,
Jameson A. Baxter,	Accounting Officer and	Assistant Treasurer and
Vice Chairman	Assistant Treasurer	Proxy Manager
Ravi Akhoury
Charles B. Curtis	Susan G. Malloy
Robert J. Darretta	Vice President and
Myra R. Drucker	Assistant Treasurer
Paul L. Joskow
Elizabeth T. Kennan	Beth S. Mazor
Kenneth R. Leibler	Vice President

This report is for the information of shareholders of Putnam High Yield Trust. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus, or a summary prospectus if available, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

Putnam
INVESTMENTS

One Post Office Square
Boston, MA 02109

putnam.com

1-800-225-1581

PRSRT STD
U.S. POSTAGE PAID
BROCKTON, MA
PERMIT NO. 600

Forwarding service requested

SA034 260669 4/10

Item 2. Code of Ethics:

Not applicable

Item 3. Audit Committee Financial Expert:

Not applicable

Item 4. Principal Accountant Fees and Services:

Not applicable

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed- End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed- End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) Not applicable

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

Putnam High Yield Trust

By (Signature and Title):

/s/Janet C. Smith
Janet C. Smith
Principal Accounting Officer

Date: April 28, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/Jonathan S. Horwitz
Jonathan S. Horwitz
Principal Executive Officer

Date: April 28, 2010

By (Signature and Title):

/s/Steven D. Krichmar
Steven D. Krichmar
Principal Financial Officer

Date: April 28, 2010